                                                               File No. 33-73140
                                                               811-8220

    As filed with the Securities and Exchange Commission on February 28, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N1-A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 5

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 6

                              NORTHSTAR/VARIABLE TRUST
                              --------------------
               (Exact name of Registrant as specified in charter)

                     Two Pickwick Plaza, Greenwich, CT 06830
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 863-6200
                                 --------------
                         (Registrant's telephone number)

                                 Mark L. Lipson
                 c/o Northstar Investment Management Corporation
                Two Pickwick Plaza, Greenwich, Connecticut 06830
                ------------------------------------------------
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                                Lisa Hurley, Esq.
                      Northstar Investment Management Corp.
                               Two Pickwick Plaza
                              Greenwich, CT  06830

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
                    immediately upon filing pursuant to paragraph (b)
               ----
                    on [date] pursuant to paragraph (b)
               ----
                    60 days after filing pursuant to paragraph (a)(1)
               ----
                X   on April 29, 1997 pursuant to paragraph (a)(1)
               ----
                    75 days after filing pursuant to paragraph (a)(2)
               ----
                    on [date] pursuant to paragraph (a)(2) of Rule 485.
               ----

If appropriate, check the following box:
          ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
__________________________________________________________________________
* Registrant has registered an indefinite number of shares of beneficial interest by its initial Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, which became effective May 6, 1994. Registrant filed the notice required by Rule 24f-2 with respect to its most recent fiscal year on _______________.

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                PROSPECTUS OF ALL SERIES OF NORTHSTAR/NWNL TRUST

     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Programs;
                                             Investment Objectives and Policies;
                                             Other Investment Strategies
                                             and Techniques; Risk Factors;
                                             General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                       PROSPECTUS OF NORTHSTAR GROWTH FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objectives
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General
Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                  PROSPECTUS OF NORTHSTAR INCOME AND GROWTH FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objective
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                  PROSPECTUS OF NORTHSTAR MULTI-SECTOR BOND FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objective
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                   PROSPECTUS OF NORTHSTAR HIGH YIELD BOND FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objective
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                                     PART B

     FORM N-1A                               CAPTION IN STATEMENT OF
                                             ADDITIONAL INFORMATION

     10.  Cover Page                         Cover Page

     11.  Table of Contents                  Table of Contents

     12.  General Information & History      Cover Page; Other Information

     13.  Investment Objectives & Policies   Cover Page; Investment Objectives
                                             and Policies; Investment
                                             Restrictions; Other Investment
                                             Techniques

     14.  Management of the Fund             Trustees and Officers

     15.  Control Persons and Principal      N/A
          Holders of Securities

     16.  Investment Advisory and            Services of the Adviser and
          Other Services                     Administrator; Services of the
                                             Subadviser

     17.  Brokerage Allocation and           Portfolio Transactions and
          Other Practices                    Brokerage Allocation; Portfolio
                                             Turnover

     18.  Capital Stock and Other Securities Purchases, Redemptions and
                                             Exchange Transactions

     19.  Purchases, Redemptions and         Net Asset Value; Purchases,
          Pricing                            Redemption and Exchange
                                             Transaction; Dividends and
                                             Distributions

     20.  Tax Status                         Federal Income Tax Status

     21.  Underwriter                        Not Applicable

     22.  Calculation of Performance Data    Performance Information

     23.  Financial Statements               Financial Statements

                                     PART C
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS                                                        APRIL 30, 1996

                              NORTHSTAR/NWNL TRUST

                             NORTHSTAR GROWTH FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                        NORTHSTAR MULTI-SECTOR BOND FUND
                         NORTHSTAR HIGH YIELD BOND FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827


    Northstar Growth Fund, Northstar Income and Growth Fund, Northstar Multi-Sector Bond Fund and Northstar High Yield Bond Fund (the "Funds") are four diversified investment portfolios comprising series of the Northstar/ NWNL Trust (the "Trust"), an open-end, series, management investment company. This Prospectus sets forth basic information about the Trust and the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.

    Shares of the Funds are offered at net asset value and currently are sold to segregated asset accounts ("Variable Accounts") of Northwestern National Life Insurance Company ("Northwestern"), Northern Life Insurance Company ("Northern"), and ReliaStar Bankers Security Life Insurance Company ("BSL") (collectively the "Affiliated Insurance Companies") to serve as an investment medium for variable annuity or variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The Variable Accounts of Northwestern, Northern and BSL invest in shares of one or more of the Funds in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.

    NORTHSTAR GROWTH FUND ("GROWTH FUND") is a diversified portfolio with an investment objective of seeking long-term capital growth primarily through investments in equity securities of companies that are believed to provide above average potential for capital appreciation.

    NORTHSTAR INCOME AND GROWTH FUND ("INCOME AND GROWTH FUND") is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and/or capital appreciation.

    NORTHSTAR MULTI-SECTOR BOND FUND ("MULTI-SECTOR FUND") is a diversified portfolio with an investment objective of maximizing current income. The Fund will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (b) investment grade corporate debt securities (c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high yield-high risk fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment. See "Risk Factors."

    NORTHSTAR HIGH YIELD BOND FUND ("HIGH YIELD FUND") is a diversified portfolio with an investment objective of seeking high income by investing predominantly in high yield-high risk lower-rated U.S. dollar-denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.

    THE HIGH YIELD FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER RATED HIGH YIELD-HIGH RISK BONDS, COMMONLY KNOWN AS "JUNK BONDS," AND THE MULTI-SECTOR FUND MAY INVEST UP TO 50% OF ITS ASSETS IN THESE SECURITIES. THESE SECURITIES MAY INVOLVE HIGH RISK AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THESE FUNDS MAY NOT BE APPROPRIATE FOR ALL INVESTORS. CONTRACT OWNERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "RISK FACTORS
- HIGH YIELD SECURITIES."

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Financial Highlights............................................................    3
Investment Programs.............................................................    4
Investment Objectives and Policies..............................................    4
Risk Factors....................................................................    7
Other Investment Strategies and Techniques......................................    8
Performance Information.........................................................    9
How Net Asset Value is Determined...............................................   10
Management of the Funds.........................................................   11
Purchase of Shares..............................................................   12
Redemption of Shares............................................................   12
Dividends, Distributions and Taxes..............................................   13
General Information.............................................................   13
Appendix........................................................................  A-1

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

                    NORTHSTAR/NWNL TRUST FINANCIAL HIGHLIGHTS

    The financial highlights for the Trust set forth below present certain information and ratios as well as performance information about each series of the Trust for a share outstanding throughout each year or portion thereof.* This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995 incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information, and should be read in conjunction with the related audited financial statements and notes thereto.

                                                              PERIOD ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                                                             HIGH YIELD BOND    INCOME AND GROWTH
                                       GROWTH FUND      MULTI-SECTOR FUND         FUND                FUND
                                    -----------------   -----------------   -----------------   -----------------
                                     1995     1994*      1995     1994*      1995     1994*      1995     1994*
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Net Asset Value, beginning of
 period...........................  $10.04  $10.00      $ 4.85  $ 5.00      $ 4.69  $ 5.00      $ 9.92  $10.00
Income from investment operations:
  Net investment income...........    0.20    0.16        0.42    0.23        0.50    0.28        0.37    0.20
  Net realized and unrealized gain
   (loss).........................    2.27    0.19        0.29   (0.15)       0.34   (0.31)       1.73   (0.01)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Total from investment
   operations.....................    2.47    0.35        0.71    0.08        0.84   (0.03)       2.10    0.19
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Less distributions:
  Dividends declared from net
   investment income..............   (0.19)  (0.16)      (0.42)  (0.23)      (0.49)  (0.28)      (0.37)  (0.20)
  Dividends from net realized
   gain...........................   (0.76)  (0.15)       0.00    0.00        0.00    0.00       (0.26)  (0.07)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Total distributions.............   (0.95)  (0.31)      (0.42)  (0.23)      (0.49)  (0.28)      (0.63)  (0.27)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Net Asset Value, end of period....  $11.56  $10.04      $ 5.14  $ 4.85      $ 5.04  $ 4.69      $11.39  $ 9.92
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Total Return......................   24.78%   3.47%      14.97%   1.41%      18.55%  (0.95)%     21.39%   2.02%
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Ratios/supplemental data:
  Net assets end of period
   (thousands)....................  $3,813  $2,701      $3,766  $2,716      $4,773  $2,588      $7,410  $3,595
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Ratio of expenses to average net
   assets.........................    0.80%   1.00%(1)    0.80%   1.00%(1)    0.80%   1.00%(1)    0.80%   1.00%(1)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Ratio of expense reimbursement
   to average net assets..........    1.24%   1.45%(1)    1.26%   1.41%(1)    1.31%   1.55%(1)    0.94%   1.43%(1)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Ratio of net investment income
   to average net assets..........    1.77%   2.31%(1)    8.52%   7.03%(1)   10.61%   8.62%(1)    3.63%   3.11%(1)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Portfolio Turnover Rate.........     123%     61%         83%     29%        157%     62%         74%     45%
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------

------------------------

(1)Annualized

* Each Fund commenced operations on May 6, 1994.

                               INVESTMENT PROGRAMS

    Northstar/NWNL Trust (the "Trust") is a Massachusetts business trust organized as an open-end, diversified, series, management investment company. Currently the Trust offers four series comprising four separate investment portfolios - Northstar Growth Fund, Northstar Income and Growth Fund, Northstar Multi-Sector Bond Fund, and Northstar High Yield Bond Fund (the "Funds"). Each of the Funds has its own investment objective and investment policies as described below. The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

    The investment objective of each Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that each Fund will achieve its investment objective since all investments are inherently subject to market risks.

                        INVESTMENT OBJECTIVE AND POLICIES

    NORTHSTAR GROWTH FUND. The investment objective of the Fund is to seek long-term capital growth primarily through investments in equity securities diversified over industries and companies which are believed to provide above average potential for capital appreciation. Securities in which the Fund will normally invest include common stocks, preferred stocks, and securities convertible into common stock, and the Fund may also invest in warrants and options to purchase common stocks. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. The Fund may invest in large seasoned companies which are believed to possess superior return potential similar to companies with formative growth profiles, and may invest in small and medium sized companies with above average earnings growth potential relative to market value. Investing in equity securities of small and medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. Although the Fund will invest predominantly in equity and equity related securities it may also invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods, when, in the opinion of the Adviser or Subadviser, prevailing market, financial or economic conditions warrant. Although the Fund selects securities for long-term investment, the Fund may engage in short-term transactions.

    The Fund may invest up to 20% of its assets in equity securities of foreign issuers, not more than 10% of which may be invested in issuers that are not listed on a U.S. Securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."

    NORTHSTAR INCOME AND GROWTH FUND. The Fund's investment objective is to seek current income balanced with the objective of achieving capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing securities. In seeking to achieve its objective, the Fund will invest in equity securities of domestic and foreign issuers that have prospects for dividend income and growth of capital, including common stocks, preferred stocks, and securities convertible into common stocks, and selected investment grade debt securities of domestic and foreign private and government issuers. These debt securities would include U.S. Government obligations, foreign and domestic corporate bonds, and bonds issued by foreign governments considered stable by the Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The proportion of holdings in common stocks, preferred stocks, other equity-related securities, and debt securities will vary in accordance with the level of return that can be achieved from these various types of securities. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Fund invests in equity securities that are listed primarily on the New York Stock Exchange or American Stock Exchange or that are traded in the over-the-counter market. Equity and equity-related securities purchased by the Fund will typically be of large well-established companies, but may also include to a lesser extent small capitalization companies selected for their growth potential. Debt securities purchased by the Fund will only be securities rated investment grade ( I.E., in the top four rating categories of Moodys or S&P) at the time of purchase. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case with higher grade securities. In the event that an existing holding is downgraded to below investment grade, the Fund may nevertheless retain the security.

    The Fund may invest up to 20% of its net assets in the securities of foreign issuers, not more than 10% of which shall be in issuers whose securities are not listed on a U.S. securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."

    NORTHSTAR MULTI-SECTOR BOND FUND. The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund will seek to achieve its objective by investing in four sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b) corporate debt securities rated investment grade at the time of purchase ("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and foreign governments and their political subdivisions ("Foreign Bonds"); and (d) high yield-high risk fixed income securities of U.S. and foreign issuers ("High Yield Bonds"). See the Appendix for a description of bond ratings. Under normal circumstances, at least 65% of the Fund's total assets will be invested in these four sectors. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See "High Yield Bonds." The Fund's assets generally will be invested in each market sector but the Fund may invest any amount of its assets in any one sector (except for High Yield Bonds, in which sector the Fund will not invest more than 50% of its assets determined at the time of investment, and no more than 35% of the Fund's assets will be invested in Foreign Bonds, including foreign High Yield Bonds), and the Fund may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility; however, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Fund, resulting in fluctuations of the Fund's net asset value.

    The following is a description of the four sectors in which the Fund invests:

    U.S. GOVERNMENT BONDS. The U.S. Government Bonds in which the Fund may invest are (1) U.S. Treasury obligations such as bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Fund may invest in U.S. Government Bonds denominated in foreign currencies and may invest in pass-through securities that are derived from mortgages. See "Mortgage-Backed Securities" below.

    WITH RESPECT TO OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES, AUTHORITIES AND INSTRUMENTALITIES, GUARANTEES AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST DO NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SHARES. THE MARKET VALUE OF U.S. GOVERNMENT BONDS FLUCTUATES AS INTEREST RATES CHANGE.

    INVESTMENT GRADE BONDS. The Fund may invest in all types of long- and short-term debt obligations of U.S. issuers denominated in U.S. dollars and in foreign currencies. Investment Grade Bonds will be rated in the top four rating categories of Moody's or S&P, or deemed to be of comparable quality by the Adviser if the securities are unrated. Securities rated Baa or BBB (the lowest investment grade category) are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations. For a more complete description of ratings, see the Appendix.

    FOREIGN BONDS. The Foreign Bonds in which the Fund may invest are issued by foreign private issuers and foreign governments. Foreign governments will be limited to those considered stable by the Adviser, and the Fund will only invest in obligations supported through the authority to levy taxes by national, state or provincial governments or similar political subdivisions. For risk considerations involved, see "Risk Factors - Foreign Investments." Normally, foreign corporate issues in which the Fund will invest will be rated investment grade or deemed to be of equivalent quality; however, the Fund may also invest in high yield-high risk securities of foreign private issuers. See "High Yield Bonds" below and "Risk Factors - High Yield Securities." Normally the Fund expects to invest its assets in U.S. dollar denominated securities; however, the Fund may invest up to 35% of assets in non-U.S. dollar denominated securities. The Fund may hold foreign currency for hedging purposes to compensate for declines in the U.S. dollar value of foreign currency securities held by the Fund and against increases in the U.S. dollar value of foreign currency bonds which the Fund might purchase. The Fund is limited to investing no more than 35% of its assets in Foreign Bonds, including foreign High Yield Bonds, determined at the time of investment.

    HIGH YIELD BONDS. The High Yield Bonds in which the Fund may invest are debt obligations of domestic issuers, including High Yield Bonds of domestic issuers denominated in foreign currencies, and High Yield Bonds of foreign issuers. The High Yield Bonds that the Fund may purchase are in the lower rating categories (I.E., BB through CCC by S&P and Ba through Caa by Moody's), or may be unrated securities. These lower-rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher-rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield Bonds often carry lower ratings. Economic conditions can sometimes narrow the spreads between yields on lower-rated (or comparable) securities and higher-rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower-rated or comparable unrated securities do not justify the higher risks associated with those securities, the Fund will invest in higher-rated or comparable unrated securities. The Fund may also invest in High Yield pass-through securities. Investments in High Yield pass-through securities are subject to prepayment and reinvestment risks similar to those associated with Mortgage-Backed Securities described below.

    The Adviser evaluates the purchase of High Yield Bonds for the Fund primarily through the exercise of its own investment and credit analysis and on the ratings assigned by Moody's and S&P. The Fund will not invest in High Yield Bonds rated lower than CCC/Caa.

    As a fundamental policy, the Fund's investments in High Yield Bonds will be limited to not more than 50% of its assets, determined at the time of investment. Any subsequent change in the percentage due to changes in the market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. See "Risk Factors - High Yield Securities" below.

    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.

    NORTHSTAR HIGH YIELD BOND FUND. The investment objective of the Fund is to seek high income by investing predominantly in high yield - high risk lower rated and non-rated U.S. dollar denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.

    Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers, which involve special risks and are predominantly speculative in character. The Fund may invest up to 35% of its assets in non-U.S. dollar denominated securities. Investments in securities offering the high current income sought by the Fund, while generally providing greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk. The value of high yield securities (and therefore the net asset value per share of the Fund) can be expected to increase or decrease in response to changes in interest rates, real or perceived changes in the credit risks associated with its portfolio investments, and other factors affecting the credit markets generally. The Fund may invest up to 50% of its assets in securities of foreign issuers, subject to a limit of 35% of such assets in emerging market debt. Emerging markets are countries whose sovereign bonds generally are rated below investment grade and whose financial markets are not well-developed. The Fund intends to restrict its investments in emerging markets to those with sound economies that are expected to experience strong growth with controlled inflation, and therefore higher-than-average returns, over time. See "Risk Factors - Foreign Investments."

    Most of the debt securities in which the Fund invests are lower rated, and may include bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. Most of the securities will be rated at least Caa by Moody's or at least CCC by S&P, or if not rated, are of equivalent quality in the opinion of the Adviser. The Fund may invest up to 10%, and hold up to 25%, of its assets in securities rated below Caa in the case of Moody's or CCC by S&P. Such debt securities are highly speculative and may be in default of payment of interest and/or repayment of principal may be in arrears. The issuers of such debt securities may be involved in bankruptcy or reorganization proceedings and/or may be restructuring outstanding debt. Investing in bankrupt and troubled companies involves special risks. See "Risk Factors - High Yield Securities" and the Appendix.

    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.

                                  RISK FACTORS

    HIGH YIELD SECURITIES. Each of the High Yield Fund and the Multi-Sector Fund may invest in higher yielding securities that carry lower investment grade ratings. These high yield - high risk securities are rated below investment grade by the primary rating agencies (Moody's and S&P). See the Appendix for a description of bond rating categories. The value of lower rated securities generally is more dependent on the ability of the company to meet interest and principal payments than is the case for higher rated securities. Conversely, the value of higher rated securities may be more sensitive to interest rate movements than lower rated securities. Companies issuing high yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the market for lower rated securities is generally less liquid than the market for higher rated securities, and adverse publicity and investor perceptions may also have a greater negative impact on the market for these securities.

    Companies issuing high yield bonds are more vulnerable to real or perceived economic changes (such as rising interest rates), political changes or adverse developments specific to the company. Adverse economic, political or other developments may impair the company's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the company is highly leveraged. In the event of a default, a Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

    Weighted average composition of the following Funds' portfolios at the end of their 1995 fiscal year was:

                                                     MULTI-SECTOR     HIGH YIELD
                                                    --------------   ------------
Investment Grade..................................       13.6%            3.8%
BB................................................       23.9            21.0
B.................................................       20.8            50.7
CCC...............................................     --                 2.5
CC................................................     --               --
C.................................................     --               --
D.................................................     --               --
Nonrated..........................................        2.2            13.6
U.S. Governments, equities and other..............       39.5             8.4
                                                          ---             ---
TOTAL.............................................        100%            100%
                                                          ---             ---
                                                          ---             ---

This table does not reflect the current or future composition of any of the Fund's portfolios.

    FOREIGN INVESTMENTS. Each Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:

    CURRENCY RISKS. Each Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.

    POLITICAL AND ECONOMIC RISKS. Political and economic risks may exist, particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.

                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES

    Unless otherwise stated, each of the following strategies and techniques may be utilized by each of the Funds. The Funds may, but do not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.

    REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and each Fund will invest no more than 5% of its net assets in such repurchase agreements at any time, and under normal market conditions, will limit its investments in repurchase agreements to 15% of its net assets.

    WHEN-ISSUED SECURITIES. Each Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. Each Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

    ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of each Fund.

    TRADING AND PORTFOLIO TURNOVER. Each Fund generally intends to purchase securities for long-term investment. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. Each Fund may purchase a security in anticipation of relatively short-term price gains. Each Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.

    MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Backed Securities"). Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if a Fund purchases such a Mortgage-Backed Security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a Mortgage-Backed Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.

    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on Mortgage-Backed Securities purchased by the Funds at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, each Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

    INVESTMENT RESTRICTIONS. Each of the Funds has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and therefore, may not be changed without shareholder approval.

                             PERFORMANCE INFORMATION

    The Funds may, from time to time, include their yield and total returns in advertisements or reports to shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for each Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of each Fund.

    Standardized quotations of average annual total return for a Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of a Fund, and assume that all dividends and distributions are reinvested when paid. The Funds also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Funds may from time to time publish materials citing historical volatility for shares of each Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.

    Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that Contract Owners may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Quotations of yield or total return for the Funds will not take into account charges or deductions against any separate account to which the Funds' shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for each Fund reflects only the performance of a hypothetical investment in that Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to
determine  total  return  for  the  Funds,   see  the  Statement  of  Additional
Information.

                        HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of each Fund is determined at the close of the general trading session (normally 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of each Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of outstanding shares of each Fund.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trust's Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees.

    Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Funds are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUNDS

    THE TRUSTEES. The Trustees of the Trust ("Trustees") oversee the operations of the Trust and each Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Funds' investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Funds to the officers of the Trust.

    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of the Funds' portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to each Fund. Employees of the Adviser and Administrator serve as officers of the Funds, and the Adviser provides office space for the Funds and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.

    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

    The Adviser's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of 0.75% on the first $250 million of each Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fees paid by the Funds are higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable monthly at an annual rate of .10% of each Fund's average daily net assets.

    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Funds may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Funds or other accounts invest, subject to internal guidelines regarding conflicts of interest.

    INVESTMENT PERSONNEL OF ADVISER. Thomas Ole Dial has served as manager of the Northstar High Yield Bond Fund and Northstar Multi-Sector Bond Fund since inception of each Fund in May 1994. Mr. Dial has also served as portfolio manager of the Northstar Advantage High Total Return Fund since its inception in November 1993, and, since October 1995 as co-manager of the Northstar Advantage Strategic Income Fund, separate investment companies managed by the Adviser. Mr. Dial is a Vice President of each Fund and Executive Vice President and Chief Investment Officer - Fixed Income of the Adviser. Prior to employment by the Adviser in October 1993, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for National Bond Fund, National Asset Reserve, and National Multi-Sector Fixed Income Fund. Prior to National, Mr. Dial managed high yield securities portfolios through Dial Capital Management and various financial institutions. Mr. Dial also manages investments for T.D. Partners, a limited partnership for which the Adviser serves as subadviser.

    Ernest Mysogland has served as a manager of the Northstar Income and Growth Fund and prior to February 1996, served as a manager of the Northstar Growth Fund since inception of each Fund's operations in May 1994. Mr. Mysogland has also served as portfolio manager of the Northstar Advantage Income and Growth Fund, a separate investment company managed by the Adviser, since its inception in November 1993. Mr. Mysogland is a Vice President of the Funds and Executive Vice President and Chief Investment Officer - Equities of the Adviser. Prior to employment by the Adviser, Mr. Mysogland served as Senior Vice President and Chief Investment Officer - Equities for National Securities and Research Corporation ("National"), and was portfolio manager for National Income and Growth Fund, National Total Return Fund, and National Worldwide Opportunities Fund. Prior to National, Mr. Mysogland served as an investment manager for Reinoso Asset Management, Gintel Equity Management, L.F. Rothschild Asset Management, Wertheim Asset Management and Kemper Financial Services.

    SUBADVISER; INVESTMENT PERSONNEL OF SUBADVISER. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth Fund pursuant to a Subadvisory Agreement dated February 1, 1996, between the Adviser and Navellier. Navellier is a newly-formed company which is wholly-owned by Louis G. Navellier. The principal address of Navellier is 920 Incline Way, Incline Village, NV 89450. Mr. Navellier, who has managed investments since 1986, is also the sole shareholder of two other registered investment advisory firms which, on a combined basis, manage approximately $1.2 billion of assets for individuals, institutions and a Navellier-sponsored open-end management investment company, the Navellier Series Fund. Louis G. Navellier serves as portfolio manager for the Fund, with primary responsibility for the day-to-day investment management. For its services, Navellier will receive a fee equal to 0.48% of the average daily net assets of the Fund. The Adviser is responsible for overseeing the investment management provided by Navellier, and assumes all costs and expenses of the subadvisory arrangement.

    CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Funds' custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.

                               PURCHASE OF SHARES

    As of the date of the Prospectus, shares of the Funds are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Funds may be offered in the future to other separate accounts established by one or more of the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies.

    Shares of each Fund are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order.

    The various Funds may be used independently or in combination. To the extent that shares of the Funds are sold to the Variable Accounts as the investment medium for a Variable Contract, the structure of the Funds permits Variable Contract owners, within the limitations described in their Contracts, to allocate their accumulated value in the Contracts in response to or in anticipation of changes in market conditions. The assets of each Fund are segregated, and a Variable Contract owner's interest is limited to the Fund in which the Contract's accumulated value is allocated.

    The Trust reserves the right to discontinue offering shares of one or more Funds at any time. In the event that a Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to such Fund will, subject to any necessary regulatory approvals, be invested in the Fund deemed appropriate by the Trustees.

    Shares of any Fund may be exchanged for shares of any of the other Funds, all of which are described in this Prospectus. Exchanges are treated as a redemption of shares of one Fund and a purchase of shares of one or more of the other Funds and are effected at the respective net asset values per share of each Series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of a Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES

    Shares of any Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, a Fund so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.

    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and classified by a Fund as capital gain distributions, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Northstar Growth Fund will be declared and paid annually; any income distributions from net investment income of the Northstar Income and Growth Fund will be declared and paid quarterly; any income distributions from net investment income of the Northstar Multi-Sector Bond Fund and the Northstar High Yield Bond Fund will be declared daily and paid quarterly. Capital gain distributions, if any, will be paid at least once annually.

    To comply with regulations under section 817(h) of the Code, each Fund is required to diversify its investments. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of a Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Fund's investment objective or investment policies. While each Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of any Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of a Fund underlying the Variable Accounts.

    Reference is made to the Prospectus for the respective Variable Accounts and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Accounts. See "Federal Income Tax Status" in the Funds' Statement of Additional Information for more information on taxes.

                               GENERAL INFORMATION

ORGANIZATION OF THE FUND
    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of each Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust (IE., the Funds).

    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies or other insurance companies may become shareholders in the future.

    The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS
    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS
    AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI - The rating CI is reserved for income bonds on which no interest is being paid.

    D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROSPECTUS                                                        APRIL 30, 1996

                              NORTHSTAR/NWNL TRUST

                              NORTHSTAR GROWTH FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar Growth Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/ NWNL Trust (the "Trust"), an open-end, series, management investment company.

    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of Northern Life Insurance Company, an affiliate of Northwestern National (the "Affiliated Insurance Companies"), to serve as the investment medium for variable annuity contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies (the "Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.

    The Fund is a diversified portfolio with an investment objective of seeking long-term capital growth primarily through investments in equity securities of companies that are believed to provide above average potential for capital appreciation.

    Northstar Investment Management Corporation is the investment adviser for the Fund; Navellier Fund Management Inc. serves as a subadviser and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."

    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

N200.103

                                TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    4
Other Investment Strategies and Techniques......................................    4
Performance Information.........................................................    5
How Net Asset Value is Determined...............................................    6
Management of the Fund..........................................................    6
Purchase of Shares..............................................................    7
Redemption of Shares............................................................    8
Dividends, Distributions and Taxes..............................................    8
General Information.............................................................    9

                              FINANCIAL HIGHLIGHTS

    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995 incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information, and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.

                                                                                              PERIOD ENDED
                                                                                              DECEMBER 31
                                                                                          --------------------
                                                                                            1995       1994
                                                                                          ---------  ---------
Net Asset Value, beginning of the period................................................  $   10.04  $   10.00
                                                                                          ---------  ---------
    Income from investment operations:
      Net Investment income.............................................................       0.20       0.16
      Net gain (loss) on investments (both realized and unrealized).....................       2.27       0.19
                                                                                          ---------  ---------
        Total from investment operations................................................       2.47       0.35
Less distributions:
    Dividends (from net investment income)..............................................      (0.19)     (0.16)
    Distribution (from realized gains)..................................................      (0.76)     (0.15)
                                                                                          ---------  ---------
      Total Distributions...............................................................      (0.95)     (0.31)
Net Asset Value, end of the period......................................................  $   11.56  $   10.04
                                                                                          ---------  ---------
                                                                                          ---------  ---------
Total Return............................................................................      24.78%      3.47%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)................................................  $   3,813  $   2,701
Ratio of expenses to average net assets.................................................       0.80%      1.00%*
Ratio of expense reimbursement to average net assets....................................       1.24%      1.45%*
Ratio of net investment income to average net assets....................................       1.77%      2.31%*
Portfolio Turnover Rate........................................................ .........      1.23%        61%

------------------------
*Annualized

                        INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek long-term capital growth primarily through investments in equity securities diversified over industries and companies which are believed to provide above average potential for capital appreciation. Securities in which the Fund will normally invest include common stocks, preferred stocks, and securities convertible into common stock, and the Fund may also invest in warrants and options to purchase common stocks. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. The Fund may invest in large seasoned companies which are believed to possess superior return potential similar to companies with formative growth profiles, and may invest in small and medium sized companies with above average earnings growth potential relative to market value. Investing in equity securities of small and medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources, or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. Although the Fund will invest predominantly in equity and equity related securities, it may also invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods, when, in the opinion of the Adviser or Subadviser, prevailing market, financial or economic conditions warrant. Although the Fund selects securities for long-term investment, the Fund may engage in short-term transactions.

    The Fund may invest up to 20% of its assets in equity securities of foreign issuers, not more than 10% of which may be invested in issuers that are not listed on a U.S. securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."

    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.

                                  RISK FACTORS

    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:

    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.

    POLITICAL AND ECONOMIC RISKS. Political and economic risks may exist, particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.

                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES

    Each of the following strategies and techniques may be utilized by the Fund. The Funds may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and the Fund will invest no more than 5% of its net assets in such repurchase agreements at any time. Under normal market conditions, the Fund will limit its investments in repurchase agreements to 15% of its net assets.

    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.

    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However the Fund may purchase a security in anticipation of relatively short-term price gains, and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.

    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, the Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and, therefore, may not be changed without shareholder approval.

                            PERFORMANCE INFORMATION

    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.

    Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that contract owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

                        HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees.

    Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUND

    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment

Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.

    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Fund and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.

    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of the Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fees paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.

    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Fund may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Fund or other accounts invest, subject to internal guidelines regarding conflicts of interest.

    THE SUBADVISER. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth Fund pursuant to a Subadvisory Agreement dated February 1, 1996, between the Adviser and Navellier. Navellier is a newly-formed company which is wholly-owned by Louis G. Navellier. The principal address of Navellier is 920 Incline Way, Incline Village, NV 89450. Mr. Navellier, who has managed investments since 1986, is also the sole shareholder of two other registered investment advisory firms which, on a combined basis, manage approximately $1.2 billion of assets for individuals, institutions and a Navellier-sponsored open-end management investment company, the Navellier Series Fund. Louis G. Navellier serves as portfolio manager for the Fund, with primary responsibility for the day-to-day investment management. For its services, Navellier will receive a fee equal to 0.48% of the average daily net assets of the Fund. The Adviser is responsible for overseeing the investment management provided by Navellier, and assumes all costs and expenses of the subadvisory arrangement.

    THE CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.

                               PURCHASE OF SHARES

    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies, and may be offered in the future to serve as an investment medium for variable life insurance policies.

    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular Variable Contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.

    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Fund will be declared and paid annually, and capital gains distribution, if any, will be paid at least once annually.

    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer.

    Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.

    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Taxation" in the Fund's Statement of Additional Information for more information on taxes.

                               GENERAL INFORMATION

ORGANIZATION OF THE FUND
    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.

    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates, or other insurance companies may become shareholders in the future.

    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

PROSPECTUS                                                        APRIL 30, 1996

                              NORTHSTAR/NWNL TRUST

                        NORTHSTAR INCOME AND GROWTH FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar Income and Growth Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/NWNL Trust (the "Trust"), an open-end, series, management investment company.

    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of ReliaStar Bankers Security Life Insurance Company and Northern Life Insurance Company, affiliates of Northwestern National (the "Affiliated Insurance Companies") to serve as the investment medium for variable annuity and variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.

    The Fund is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and/or capital appreciation.

    Northstar Investment Management Corporation is the investment adviser for the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."

    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    4
Other Investment Strategies and Techniques......................................    4
Performance Information.........................................................    5
How Net Asset Value is Determined...............................................    6
Management of the Fund..........................................................    7
Purchase of Shares..............................................................    7
Redemption of Shares............................................................    8
Dividends, Distributions and Taxes..............................................    8
General Information.............................................................    9

                              FINANCIAL HIGHLIGHTS

    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995 incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information, and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.

                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31
                                                                                      ------------------------
                                                                                         1995         1994
                                                                                      -----------  -----------
Net Asset Value, beginning of the period............................................   $    9.92    $   10.00
                                                                                      -----------  -----------
    Income from investment operations:
      Net investment income.........................................................        0.37         0.20
      Net gain (loss) on investments (both realized and unrealized).................        1.73        (0.01)
                                                                                      -----------  -----------
        Total from investment operations............................................        2.10         0.19
Less distributions:
    Dividends (from net investment income)..........................................       (0.37)       (0.20)
    Distribution (from realized gains)..............................................       (0.26)       (0.07)
                                                                                      -----------  -----------
      Total Distributions...........................................................       (0.63)       (0.27)
                                                                                      -----------  -----------
Net Asset Value, end of the period..................................................   $   11.39    $    9.92
                                                                                      -----------  -----------
                                                                                      -----------  -----------
Total Return........................................................................       21.39%        2.02%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)............................................   $   7,410    $   3,595
Ratio of expenses to average net assets.............................................        0.80%        1.00%*
Ratio of expense reimbursement to average net assets................................        0.94%        1.43%*
Ratio of net investment income to average net assets................................        3.63%        3.11%*
Portfolio Turnover Rate.............................................................          74%       45.42%

------------------------
*Annualized

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to seek current income balanced with the objective of achieving capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing securities. In seeking to achieve its objective, the Fund will invest in equity securities of domestic and foreign issuers that have prospects for dividend income and growth of capital, including common stocks, preferred stocks, and securities convertible into common stocks, and selected investment grade debt securities of domestic and foreign private and government issuers. These debt securities would include U.S. Government obligations, foreign and domestic corporate bonds, and bonds issued by foreign governments considered stable by the Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The proportion of holdings in common stocks, preferred stocks, other equity-related securities, and debt securities will vary in accordance with the level of return that can be achieved from these various types of securities. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Fund invests in equity securities that are listed primarily on the New York Stock Exchange or American Stock Exchange or that are traded in the over-the-counter market. Equity and equity-related securities purchased by the Fund will typically be of large well-established companies, but may also include to a lesser extent small capitalization companies selected for their growth potential. Debt securities purchased by the Fund will only be securities rated investment grade (I.E., in the top four rating categories of Moodys or S&P) or deemed to be of equivalent quality by the Adviser at the time of purchase. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case with higher grade securities. In the event that an existing holding is downgraded to below investment grade, the Fund may nevertheless retain the security.

    The Fund may invest up to 20% of its net assets in the securities of foreign issuers, not more than 10% of which shall be in issuers whose securities are not listed on a U.S. securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."

    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.

                                  RISK FACTORS

    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:

    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.

    POLITICAL AND ECONOMIC RISKS. Political and economic risks may exist, particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.

                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES

    Each of the following strategies and techniques may be utilized by the Fund. The Fund may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and a Fund will invest no more than 5% of its net assets in such repurchase agreements at any time, and under normal market conditions, will limit its investments in repurchase agreements to 15% of its net assets.

    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.

    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However, the Fund may purchase a security in anticipation of relatively short-term price gains and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.

    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, the Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and, therefore, may not be changed without shareholder approval.

                             PERFORMANCE INFORMATION

    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets

(using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.

    Performance information for the Fund may be compared, in reports and promotional literature, to a combination of: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), and the Lipper Intermediate Investment Grade Bond Index, or other unmanaged indices so that contract owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

                        HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees.

    Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUND

    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.

    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Fund and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.

    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of the Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fees paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.

    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Fund may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Fund or other accounts invest, subject to internal guidelines regarding conflicts of interest.

    INVESTMENT PERSONNEL OF ADVISER. Ernest Mysogland has served as a manager of the Northstar Income and Growth Fund since inception of the Fund's operations in May 1994. Until February of 1996, Mr. Mysogland also served as portfolio manager of the Northstar Growth Fund, a separate series of the Trust, and has served as portfolio manager of the Northstar Advantage Income and Growth Fund, a separate investment company managed by the Adviser, since its inception in November 1993. Mr. Mysogland is a Vice President of the Funds and Executive Vice President and Chief Investment Officer - Equities of the Adviser. Prior to employment by the Adviser, Mr. Mysogland served as Senior Vice President and Chief Investment Officer - Equities for National Securities and Research Corporation ("National"), and was portfolio manager for National Income and Growth Fund, National Total Return Fund, and National Worldwide Opportunities Fund. Prior to National, Mr. Mysogland served as an investment manager for Reinoso Asset Management, Gintel Equity Management, L.F. Rothschild Asset Management, Wertheim Asset Management and Kemper Financial Services.

    THE CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.

                               PURCHASE OF SHARES

    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies.

    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular Variable Contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.

    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and classified by the Fund as capital gain distributions, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Fund will be declared and paid quarterly. Capital gains distributions, if any, will be paid at least once annually.

    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer.

    Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.

    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Federal Income Tax Status" in the Fund's Statement of Additional Information for more information on taxes.

                               GENERAL INFORMATION

ORGANIZATION OF THE FUND
    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.

    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates or other insurance companies may become shareholders in the future.

    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

PROSPECTUS                                                        APRIL 30, 1996

                              NORTHSTAR/NWNL TRUST

                        NORTHSTAR MULTI-SECTOR BOND FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar Multi-Sector Bond Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/NWNL Trust (the "Trust"), an open-end, series, management investment company.

    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of Northern Life Insurance Company, an affiliate of Northwestern National (the "Affiliated Insurance Companies") to serve as the investment medium for variable annuity and/or variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Variable Contract Owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.

    The  Fund  is a  diversified  portfolio  with  an  investment  objective  of maximizing current income. The Fund will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (b) investment grade corporate debt securities; (c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high yield-high risk U.S. corporate fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment. See "Risk Factors."

    THE FUND MAY INVEST UP TO 50% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." THESE SECURITIES MAY INVOLVE HIGH RISK AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. CONTRACT OWNERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS - HIGH YIELD SECURITIES."

    Northstar Investment Management Corporation is the investment adviser for the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."

    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

N200.101

                                TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    5
Other Investment Strategies and Techniques......................................    6
Performance Information.........................................................    7
How Net Asset Value is Determined...............................................    8
Management of the Fund..........................................................    8
Purchase of Shares..............................................................    9
Redemption of Shares............................................................    9
Dividends, Distributions and Taxes..............................................   10
General Information.............................................................   11
Appendix........................................................................  A-1

                              FINANCIAL HIGHLIGHTS

    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995, incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.

                                                                                                          PERIOD ENDED
                                                                                                          DECEMBER 31
                                                                                                      --------------------
                                                                                                        1995       1994
                                                                                                      ---------  ---------
Net Asset Value, beginning of the period............................................................  $    4.85  $    5.00
                                                                                                      ---------  ---------
    Income from investment operations:
      Net Investment income.........................................................................       0.42       0.23
      Net gain (loss) on investments (both realized and unrealized).................................       0.29      (0.15)
                                                                                                      ---------  ---------
        Total from investment operations............................................................       0.71       0.08
Less distributions:
    Dividends (from net investment income)..........................................................      (0.42)     (0.23)
    Distributions (from realized gains).............................................................     --         --
                                                                                                      ---------  ---------
      Total Distributions...........................................................................      (0.42)     (0.23)
                                                                                                      ---------  ---------
Net Asset Value, end of the period..................................................................  $    5.14  $    4.85
                                                                                                      ---------  ---------
                                                                                                      ---------  ---------
Total Return........................................................................................      14.97%      1.41%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)............................................................  $   3,766  $   2,716
Ratio of expenses to average net assets.............................................................       0.80%      1.00%*
Ratio of expense reimbursement to average net assets................................................       1.26%      1.41%*
Ratio of net investment income to average net assets................................................       8.52%      7.03%*
Portfolio Turnover Rate.............................................................................         83%        29%

------------------------
*Annualized

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund will seek to achieve its objective by investing in four sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b)
corporate debt securities rated investment grade at the time of purchase ("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and foreign governments and their political subdivisions ("Foreign Bonds"); and (d) high yield-high risk fixed income securities of U.S. and foreign issuers ("High Yield Bonds"). See the Appendix for a description of bond ratings. Under normal circumstances, at least 65% of the Fund's total assets will be invested in these four sectors.
Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See "High Yield Bonds." The Fund's assets generally will be invested in each market sector but the Fund may invest any amount of its assets in any one sector (except for High Yield Bonds, in which sector the Fund will not invest more than 50% of its assets determined at the time of investment, and no more than 35% of the Fund's assets will be invested in Foreign Bonds, including foreign High Yield Bonds), and the Fund may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility; however, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Fund, resulting in fluctuations of the Fund's net asset value.

    The following is a description of the four sectors in which the Fund invests:

    U.S. GOVERNMENT BONDS. The U.S. Government Bonds in which the Fund may invest are (1) U.S. Treasury obligations such as bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Fund may invest in U.S. Government Bonds denominated in foreign currencies and may invest in pass-through securities that are derived from mortgages. See "Mortgage-Backed Securities" below.

    WITH RESPECT TO OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES, AUTHORITIES AND INSTRUMENTALITIES, GUARANTEES AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST DO NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SHARES. THE MARKET VALUE OF U.S. GOVERNMENT BONDS FLUCTUATES AS INTEREST RATES CHANGE.

    INVESTMENT GRADE BONDS. The Fund may invest in all types of long- and short-term debt obligations of U.S. issuers denominated in U.S. dollars and in foreign currencies. Investment Grade Bonds will be rated in the top four rating categories of Moody's or S&P, or deemed to be of comparable quality by the Adviser if the securities are unrated. Securities rated Baa or BBB (the lowest investment grade category) are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations. For a more complete description of ratings, see the Appendix.

    FOREIGN BONDS. The Foreign Bonds in which the Fund may invest are issued by foreign private issuers and foreign governments. Foreign governments will be limited to those considered stable by the Adviser, and the Fund will only invest in obligations supported through the authority to levy taxes by national, state or provincial governments or similar political subdivisions. For risk considerations involved, see "Risk Factors - Foreign Investments." Normally, foreign corporate issues in which the Fund will invest will be rated investment grade or deemed to be of equivalent quality; however, the Fund may also invest in high yield-high risk securities of foreign private issuers. See "High Yield Bonds" below and "Risk Factors - High Yield Securities." Normally the Fund expects to invest its assets in U.S. dollar denominated securities; however, the Fund may invest up to 35% of assets in non-U.S. dollar denominated securities. The Fund may hold foreign currency for hedging purposes to compensate for declines in the U.S. dollar value of foreign currency securities held by the Fund and against increases in the U.S. dollar value of foreign currency bonds which the Fund might purchase. The Fund is limited to investing no more than 35% of its assets in Foreign Bonds, including foreign High Yield Bonds, determined at the time of investment.

    HIGH YIELD BONDS. The High Yield Bonds in which the Fund may invest are debt obligations of domestic issuers, including High Yield Bonds of domestic issuers denominated in foreign currencies, and High Yield Bonds of foreign issuers. The High Yield Bonds that the Fund may purchase are in the lower rating categories (I.E., BB through CCC by S&P and Ba through Caa by Moody's), or may be unrated securities. These lower-rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher-rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield Bonds often carry lower ratings. Economic conditions can sometimes narrow the spreads between yields on lower-rated (or comparable) securities and higher-rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower-rated or comparable unrated securities do not justify the higher risks associated with those securities, the Fund will invest in higher-rated or comparable unrated securities. The Fund may also invest in High Yield pass-through securities. Investments in High Yield pass-through securities are subject to prepayment and reinvestment risks similar to those associated with Mortgage-Backed Securities described below.

    The Adviser evaluates the purchase of High Yield Bonds for the Fund primarily through the exercise of its own investment and credit analysis and on the ratings assigned by Moody's and S&P. The Fund will not invest in High Yield Bonds rated lower than CCC/Caa.

    As a fundamental policy, the Fund's investments in High Yield Bonds will be limited to not more than 50% of its assets, determined at the time of investment. Any subsequent change in the percentage due to changes in the market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. See "Risk Factors - High Yield Securities" below.

    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.

    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.

                                  RISK FACTORS

    HIGH YIELD SECURITIES. The Multi-Sector Fund may invest in higher yielding securities that carry lower investment grade ratings. These high yield - high risk securities are rated below investment grade by the primary rating agencies (Moody's and S&P). See the Appendix for a description of bond rating categories. The value of lower rated securities generally is more dependent on the ability of the company to meet interest and principal payments than is the case for higher rated securities. Conversely, the value of higher rated securities may be more sensitive to interest rate movements than lower rated securities. Companies issuing high yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the market for lower rated securities is generally less liquid than the market for higher rated securities, and adverse publicity and investor perceptions may also have a greater negative impact on the market for these securities.

    Companies issuing high yield bonds are more vulnerable to real or perceived economic changes (such as rising interest rates), political changes or adverse developments specific to the company. Adverse economic, political or other developments may impair the company's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the company is highly leveraged. In the event of a default, the Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

    Weighted average composition of the Fund's portfolio at the end of the 1995 fiscal year was:

Investment Grade..................................          13.6
BB................................................          23.9
B.................................................          20.8
CCC...............................................       --
CC................................................       --
C.................................................       --
D.................................................       --
Nonrated..........................................           2.2
U.S. Governments, equities and other..............          39.5
                                                             ---
TOTAL.............................................         % 100
                                                             ---
                                                             ---

This table does not reflect the current or future composition of the Fund's portfolios.

    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:

    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.

    POLITICAL AND ECONOMIC RISKS. Political and economic risks may exist, particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.

                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES

    Each of the following strategies and techniques may be utilized by the Fund. The Fund may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and the Fund will invest no more than 5% of its net assets in such repurchase agreements at any time. Under normal market conditions, the Fund will limit its investments in repurchase agreements to 15% of its net assets.

    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.

    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However, the Fund may purchase a security in anticipation of relatively short-term price gains and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.

    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, a Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and therefore, may not be changed without shareholder approval.

                             PERFORMANCE INFORMATION

    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.

    Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that contract owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

                        HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees. Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUND

    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.

    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Fund and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.

    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of the Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fee paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.

    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Fund may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Fund or other accounts invest, subject to internal guidelines regarding conflicts of interest.

    INVESTMENT PERSONNEL OF ADVISER. Thomas Ole Dial has served as manager of the Northstar Multi-Sector Bond Fund since inception of the Fund in May 1994. Mr. Dial has also served as portfolio manager of the Northstar High Yield Bond Fund, a separate series of the Trust, and as manager of the Northstar Advantage High Total Return Fund since its inception in November 1993, and, since October 1995 as co-manager of the Northstar Advantage Strategic Income Fund, separate investment companies managed by the Adviser. Mr. Dial is a Vice President of each Fund and Executive Vice President and Chief Investment Officer - Fixed Income of the Adviser. Prior to employment by the Adviser in October 1993, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for National Bond Fund, National Asset Reserve, and National Multi-Sector Fixed Income Fund. Prior to National, Mr. Dial managed high yield securities portfolios through Dial Capital Management and various financial institutions. Mr. Dial also manages investments for T.D. Partners, a limited partnership for which the Adviser serves as subadviser.

    THE CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, (the "Custodian"), a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.

                               PURCHASE OF SHARES

    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies, and may be offered in the future to serve as an investment medium for variable life insurance policies.

    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular variable contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.

    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any investment income of the Fund will be declared daily and paid quarterly. Capital gain distributions, if any, will be paid at least once annually.

    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.

    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Federal Income Tax Status" in the Fund's Statement of Additional Information for more information on taxes.

                               GENERAL INFORMATION

ORGANIZATION OF THE FUND
    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.

    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates or other insurance companies may become shareholders in the future.

    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS
    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS
    AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI - The rating CI is reserved for income bonds on which no interest is being paid.

    D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROSPECTUS                                                        APRIL 30, 1996

                              NORTHSTAR/NWNL TRUST

                         NORTHSTAR HIGH YIELD BOND FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar High Yield Bond Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/NWNL Trust (the "Trust"), an open-end, series, management investment company.

    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of ReliaStar Bankers Security Life Insurance Company, an affiliate of Northwestern National (the "Affiliated Insurance Companies") to serve as an investment medium for variable annuity and variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies ("Variable Accounts") invest in shares of one or more of the Funds in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.

    The Fund is a diversified portfolio with an investment objective of seeking high income by investing predominantly in high yield-high risk lower-rated U.S. dollar-denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.

    THE FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." THESE SECURITIES MAY INVOLVE HIGH RISK AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THIS FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. CONTRACT OWNERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS - HIGH YIELD SECURITIES."

    Northstar Investment Management Corporation is the investment adviser for the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."

    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.

    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    4
Other Investment Strategies and Techniques......................................    5
Performance Information.........................................................    7
How Net Asset Value is Determined...............................................    7
Management of the Fund..........................................................    8
Purchase of Shares..............................................................    9
Redemption of Shares............................................................    9
Dividends, Distributions and Taxes..............................................    9
General Information.............................................................   10
Appendix........................................................................  A-1

                              FINANCIAL HIGHLIGHTS

    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995, incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.

                                            PERIOD ENDED
                                             DECEMBER 31
                                          -----------------
                                           1995      1994
                                          -------   -------

Net Asset Value, beginning of the
 period.................................  $  4.69   $  5.00
                                          -------   -------
    Income from investment operations:
      Net investment income.............     0.50      0.28
      Net gain (loss) on investments
       (both realized and unrealized)...     0.34     (0.31)
                                          -------   -------
        Total from investment
         operations.....................     0.84     (0.03)
Less distributions:
    Dividends (from net investment
     income)............................    (0.49)    (0.28)
    Distributions (from realized
     gains).............................    --        --
                                          -------   -------
      Total Distributions...............    (0.49)    (0.28)
                                          -------   -------
Net Asset Value, end of the period......  $  5.04   $  4.69
                                          -------   -------
                                          -------   -------
Total Return............................    18.55%    (0.95)%
Ratios/Supplemental Data:
Net Assets, end of period (in
 thousands).............................  $ 4,773   $ 2,588
Ratio of expenses to average net
 assets.................................     0.80%     1.00%*
Ratio of expense reimbursement to
 average net assets.....................     1.31%     1.55%*
Ratio of net investment income to
 average net assets.....................    10.61%     8.62%*
Portfolio Turnover Rate.................      157%       62%

------------------------
*Annualized

                        INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek high income by investing predominantly in high yield - high risk lower rated and non-rated U.S. dollar denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.

    Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers, which involve special risks and are predominantly speculative in character. The Fund may invest up to 35% of its assets in non-U.S. dollar denominated securities. Investments in securities offering the high current income sought by the Fund, while generally providing greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk. The value of high yield securities (and therefore the net asset value per share of the Fund) can be expected to increase or decrease in response to changes in interest rates, real or perceived changes in the credit risks associated with its portfolio investments, and other factors affecting the credit markets generally. The Fund may invest up to 50% of its assets in securities of foreign issuers, subject to a limit of 35% of such assets in emerging market debt. Emerging markets are countries whose sovereign bonds generally are rated below investment grade and whose financial markets are not well-developed. The Fund intends to restrict its investments in emerging markets to those with sound economies that are expected to experience strong growth with controlled inflation, and therefore higher-than-average returns, over time. See "Risk Factors - Foreign Investments."

    Most of the debt securities in which the Fund invests are lower rated, and may include bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. Most of the securities will be rated at least Caa by Moody's or at least CCC by S&P, or if not rated, are of equivalent quality in the opinion of the Adviser. The Fund may invest up to 10%, and hold up to 25%, of its assets in securities rated below Caa in the case of Moody's or CCC by S&P. Such debt securities are highly speculative and may be in default of payment of interest and/or repayment of principal may be in arrears. The issuers of such debt securities may be involved in bankruptcy or reorganization proceedings and/or may be restructuring outstanding debt. Investing in bankrupt and troubled companies involves special risks. See "Risk Factors - High Yield Securities" and the Appendix.

    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.

    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed with out the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.

                                  RISK FACTORS

    HIGH YIELD SECURITIES. The High Yield Fund may invest in higher yielding securities that carry lower investment grade ratings. These high yield - high risk securities are rated below investment grade by the primary rating agencies (Moody's and S&P). See the Appendix for a description of bond rating categories. The value of lower rated securities generally is more dependent on the ability of the company to meet interest and principal payments than is the case for higher rated securities. Conversely, the value of higher rated securities may be more sensitive to interest rate movements than lower rated securities. Companies issuing high yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the market for lower rated securities is generally less liquid than the market for higher rated securities, and adverse publicity and investor perceptions may also have a greater negative impact on the market for these securities.

    Companies issuing high yield bonds are more vulnerable to real or perceived economic changes (such as rising interest rates), political changes or adverse developments specific to the company. Adverse economic, political or other developments may impair the company's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the company is highly leveraged. In the event of a default, a Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

    Weighted average composition of the Fund's portfolio at the end of the 1995 fiscal year was:

Investment Grade..................................   3.8
BB................................................  21.0
B.................................................  50.7
CCC...............................................   2.5
CC................................................   --
C.................................................   --
D.................................................   --
Nonrated..........................................  13.6
U.S. Governments, equities and other..............   8.4
                                                    -----
TOTAL.............................................   100%
                                                    -----
                                                    -----

This table does not reflect the current or future composition of the Funds' portfolios.

    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:

    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.

    POLITICAL AND ECONOMIC RISKS. Political and economic risks may exist, particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.

                  GENERAL INVESTMENT STRATEGIES AND TECHNIQUES

    Each of the following strategies and techniques may be utilized by the Fund. The Fund may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and the Fund will invest no more than 5% of its net assets in such repurchase agreements at any time. Under normal market conditions, the Fund will limit its investments in repurchase agreements to 15% of its net assets.

    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to Institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.

    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However, the Fund may purchase a security in anticipation of relatively short-term price gains and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if a Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.

    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, the Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and therefore, may not be changed without shareholder approval.

                            PERFORMANCE INFORMATION

    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.

    Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that Contract Owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

    The ability of the Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including a requirement that less than 30% of the Fund's gross income be derived from gains on the sale of securities and certain other assets held for less than three months. See "Dividends, Distributions and Taxes."

                        HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees. Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUND

    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.

    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Funds and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.

    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of each Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fee paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.

    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Funds may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Funds or other accounts invest, subject to internal guidelines regarding conflicts of interest.

    INVESTMENT PERSONNEL OF ADVISER. Thomas Ole Dial has served as manager of the Northstar High Yield Bond Fund since inception of the Fund in May 1994. Mr. Dial has also served as portfolio manager of the Northstar Multi-sector Bond Fund, a seperate series of the Trust, and serves as manager of the Northstar Advantage High Total Return Fund since its inception in November 1993, and, since October 1995 as co-manager of the Northstar Advantage Strategic Income Fund, separate investment companies managed by the Adviser. Mr. Dial is a Vice President of each Fund and Executive Vice President and Chief Investment Officer
- Fixed Income of the Adviser. Prior to employment by the Adviser in October 1993, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for National Bond Fund, National Asset Reserve, and National Multi-Sector Fixed Income Fund. Prior to National, Mr. Dial managed high yield securities portfolios through Dial Capital Management and various financial institutions. Mr. Dial also manages investments for T.D. Partners, a limited partnership for which the Adviser serves as subadviser.

    CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.

                               PURCHASE OF SHARES

    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies, and may be offered in the future to serve as an investment medium for variable life insurance policies.

    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular Variable Contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each Fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.

    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and classified by the Fund as capital gain distributions, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Fund will be declared daily and paid quarterly. Capital gain distributions, if any, will be paid at least once annually.

    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.

    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Federal Income Tax Status" in the Fund's Statement of Additional Information for more information on taxes.

                               GENERAL INFORMATION

ORGANIZATION OF THE FUND
    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.

    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates or other insurance companies may become shareholders in the future.

    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders" meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS
    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS
    AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI - The rating CI is reserved for income bonds on which no interest is being paid.

    D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 1997

                             NORTHSTAR GROWTH FUND
                         NORTHSTAR GROWTH + VALUE FUND
                             NORTHSTAR SPECIAL FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                   NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
                        NORTHSTAR HIGH TOTAL RETURN FUND
                           NORTHSTAR HIGH YIELD FUND
                        NORTHSTAR STRATEGIC INCOME FUND
                      NORTHSTAR GOVERNMENT SECURITIES FUND



                               TWO PICKWICK PLAZA
                          GREENWICH, CONNECTICUT 06830

                                 (203) 863-6200
                                 (800) 595-7827


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Funds dated March 1, 1997, as each may be revised from time to time. To obtain a copy of the Funds' Prospectus, please contact Northstar Investment Management Corporation at the address or phone number listed above.


     Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as the Fund's investment adviser. Northstar has engaged Navellier Fund Management, Inc. (the "Subadviser") to serve as subadviser to the Northstar Growth + Value Fund and Northstar Special Fund, subject to the supervision of Northstar. Wilson/Bennett Capital Management, Inc. serves as subadviser to Northstar Income and Growth Fund. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Funds. Northstar Administrators Corporation (the "Administrator") is the Funds' administrator. The Underwriter and the Administrator are affiliates of Northstar.

                               TABLE OF CONTENTS

INVESTMENT RESTRICTIONS......................................................................................    2

INVESTMENT TECHNIQUES........................................................................................    5

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..............................................................   11

SERVICES OF NORTHSTAR, THE SUBADVISERS AND THE ADMINISTRATOR.................................................   13

NET ASSET VALUE..............................................................................................   15

PURCHASES AND REDEMPTIONS....................................................................................   16

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................................................   17

UNDERWRITER AND DISTRIBUTION SERVICES........................................................................   20

TRUSTEES AND OFFICERS........................................................................................   24


OTHER INFORMATION............................................................................................   27


PERFORMANCE INFORMATION......................................................................................   28

FINANCIAL STATEMENTS.........................................................................................   32

                            INVESTMENT RESTRICTIONS

NORTHSTAR GROWTH + VALUE FUND. The Fund has adopted investment restrictions numbered 1 through 11 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 12 through 15 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:

     1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     2. Underwrite the securities of others;

     3. Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     5. Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Northstar, subject to conditions established by Northstar (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     6. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     7. Sell short, except that these Funds may enter into short sales against the box;

     8. Invest more than 25% of its assets in any one industry or related group of industries;

     9. With respect to 75% of the Fund's assets, purchase a security (other than U.S. Government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     10. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     11. Borrow money except to the extent permitted under the 1940 Act;

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     13. Make an investment for the purpose of exercising control over management;

     14. Invest more than 15% of its net assets in illiquid securities; or

     15. Borrow any amount in excess of 10% of their respective assets, other than for temporary emergency or administrative purposes. In addition, assets, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

NORTHSTAR INCOME AND GROWTH FUND AND NORTHSTAR HIGH TOTAL RETURN FUND. The Funds have adopted investment restrictions numbered 1 through 11 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 12 through 17 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Funds may not:

     1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     2. Underwrite the securities of others;

     3. Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     5. Make loans to other persons (but the Funds may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Funds or Northstar, subject to conditions established by Northstar (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     6. Participate in any joint trading accounts;

     7. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     8. Sell short, except that these Funds may enter into short sales against the box;

     9. Invest more than 25% of its assets in any one industry or related group of industries;

     10. Purchase a security (other than U.S. Government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     11. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     12. Invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

     13. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     14. Purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of Northstar who each own beneficially more than 1/2 of 1% of its securities;

     15. Make an investment for the purpose of exercising control over management;

     16. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Fund, have not determined there is a liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Fund has purchased, securities being used to cover options a Fund has written, securities for which market quotations are not readily available, or other securities that, legally or in the Adviser's or Trustees' opinion, may be deemed illiquid; or

     17. Invest in interests in oil, gas or other mineral exploration development programs (including oil, gas or other mineral leases).

     As a fundamental policy, these Funds may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, these Funds do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, neither of these Funds will make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If either of these Funds should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

NORTHSTAR SPECIAL, GROWTH, BALANCE SHEET OPPORTUNITIES, GOVERNMENT SECURITIES, STRATEGIC INCOME AND HIGH YIELD FUNDS. The Funds have adopted investment restrictions numbered 1 through 12 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 13 through 21 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. Each Fund may not:

     1. Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

     2. Purchase securities of any one issuer (except Government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; PROVIDED, HOWEVER, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

     3. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     4. Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     5. Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

     6. Make loans, except that these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

     7. Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

     8. Borrow money in excess of 5% of its total assets (taken at market value);

     9. Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

     10. Purchase more than 10% of the voting securities of any one issuer, except U.S. Government Securities;

     11. Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

     12. Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. Government Securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     13. Purchase securities on margin, except these Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin);

     14. Write put and call options, unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts;

     15. Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Fund, and premiums paid on related options held by the Fund, does not exceed more than 5% of the Fund's total assets, unless the transaction meets certain "bona fide hedging" criteria (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%);

     16. Invest in securities of any issuer if any officer or trustee of the Fund or any officer or director of Northstar owns more than 1/2 of 1% of the outstanding securities of the issuer, and such officers, directors and trustees own in the aggregate more than 5% of the securities of such issuer;

     17. Invest in interests in oil, gas or other mineral exploration or development programs (although it may invest in issuers that own or invest in such interests);

     18. Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

     19. Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies;

     20. Purchase warrants if, as a result, warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements, taken at the lower of cost or market value, would represent more than 2% of the value of the Fund's net assets (for this purpose, warrants attached to securities will be deemed to have no value); or

     21. Make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions. The Strategic Income Fund, additionally, may not invest in interests of real estate limited partnerships.

     In addition to the restrictions described above, each of these Funds may, from time to time, agree to additional investment restrictions for purposes of compliance with the securities laws of those state and foreign jurisdictions where that Fund intends to offer or sell its shares.

                             INVESTMENT TECHNIQUES

     DERIVATIVE INSTRUMENTS. The Funds may invest in Derivative Instruments (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar and subadviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     FUTURES TRANSACTIONS -- IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

     SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     OPTIONS -- IN GENERAL. The Fund may purchase and write (I.E., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     SPECIFIC OPTIONS TRANSACTIONS. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the ability of Northstar and the subadviser to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     SHORT SALES. A Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

     PRIVATELY ISSUED COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS, INTEREST OBLIGATIONS AND PRINCIPAL OBLIGATIONS. Each of High Total Return Fund and Income and Growth Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when Northstar believes that such investments are consistent with the Fund's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Privately issued CMOs are per se illiquid. Multi-class pass-through securities are equity interest in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-thorough securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the source of funds used to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

     On a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. The Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgage is liquid is made by Northstar under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     INDEX WARRANTS. The Strategic Income Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Strategic Income Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Strategic Income Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index warrants generally have longer terms than index options. Although the Strategic Income Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Northstar will use standards set by the relevant Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with such Fund. In addition, no more than an aggregate of 15% of a Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

     Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by the Funds, excluding the Strategic Income Fund and the Northstar Trust, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

     As an alternative to using repurchase agreements, a Fund may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may enter into reverse repurchase agreements and dollar roll agreements. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase or dollar roll agreement, it will establish and maintain a segregated account with its custodian, containing cash, U.S. Government Securities, or other liquid assets from its portfolio, having a value not less than the repurchase price (including accrued interest). The Funds do not account for dollar rolls as a borrowing.

     These agreements may involve the risk that the market value of the securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such a decision.

     LENDING PORTFOLIO SECURITIES. A Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. A Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government Securities).

     There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Northstar to be creditworthy under guidelines adopted by the Trustees.

     FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund, except the Government Securities Fund, may enter into firm commitment agreements to purchase securities at an agreed-upon price on a specified future date. An amount of cash or short-term U.S. Government Securities equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although a Fund will generally enter into firm commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if Northstar deems it advisable to do so. A Fund entering into the forward commitment may realize short-term gains or losses in connection with such sales.

     A Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

     A Fund may also purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.

     FLOATING OR VARIABLE RATE INSTRUMENTS. The Funds may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

     ZERO COUPON SECURITIES. Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Each Fund may invest a portion of its total assets in "zero coupon" Treasury securities, which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes.

     Zero coupon Treasury bonds or notes consist of stripped interest or principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. The Funds may also purchase custodial receipts evidencing beneficial ownership of direct interests in component parts of U.S. Treasury bonds or notes held by a bank in a custodian or trust account.

     ADDITIONAL INFORMATION ON GNMAS. The Funds may invest in U.S. Government Securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. A substantial portion of the assets of the Government Securities Fund have, at various times, been invested in obligations of the Government National Mortgage Association (popularly called GNMAs or Ginnie Maes). All of the other Funds may also invest in GNMAs from time to time.

     GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans, in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under the guarantee. The Funds purchase "modified pass-through" type GNMA Certificates for which principal and interest are guaranteed, rather than the "straight pass through" Certificates for which such guarantee is not available. The Funds also purchase "variable rate" GNMA Certificates and may purchase other types that may be used with GNMA's guarantee.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or when foreclosure occurs, such principal payments are passed through to the Certificate holders (such as a Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool, which will have maturities of up to 30 years. Because of such variation in prepayment rights, it is not possible to accurately predict the life of a particular GNMA Certificate.

     Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal, less the GNMA and issuer's fees. The portion of the monthly payment that represents a return of principal may be reinvested by a Fund holding the GNMA in then-available GNMA obligations, which may bear interest at a rate higher or lower than the obligation from which the payment was received, or in a differing security. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. As with other debt instruments, the price of GNMA Certificates is likely to decrease in times of rising interest rates. Price changes of the GNMA Certificates held by a Fund have a direct impact on the net asset value per share of the Fund.

     When interest rates rise, the value of a GNMA Certificate will generally decline. Conversely, when rates fall, the GNMA Certificate value may rise, although not as much as other debt issues, due to the prepayment feature. As a result, the price per share the shareholder receives on redemption may be more or less than the price paid for the shares. The dividends per share paid by the Government Securities Fund may also vary.

     ADDITIONAL INFORMATION ON FOREIGN SECURITIES. Each Fund, except Government Securities Fund, may invest in securities of foreign issuers. Each of these Funds other than Strategic Income, High Yield, and High Total Return may invest up to 20% of its net assets in foreign securities, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. Strategic Income may invest up to 60% of its assets in securities of foreign issuers, High Total Return may invest up to 50% and High Yield up to 35% of its total assets. Eurodollar certificates of deposit are excluded for purposes of this limitation for Strategic Income.

     ADDITIONAL INFORMATION ON HIGH YIELD SECURITIES. Balance Sheet Opportunities Fund, Strategic Income Fund, High Yield Fund and High Total Return Fund each may invest in lower-rated fixed income securities to the extent described in the Prospectus. The lower ratings of certain securities held by these Funds reflect a greater possibility that adverse changes in the financial condition of the issuer or economic conditions in general, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by these Funds more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for the securities held by it, a Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or S & P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the Appendix to the Prospectus for a description of security ratings.

     Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will effect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Northstar will monitor the investment to determine whether its retention will assist in meeting a Fund's investment objective.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Fund purchases a loan assignment from Lenders, it will acquire direct rights against the borrowers on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.
                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Northstar, and Subadviser in the case of Special Fund and Growth + Value Fund, places orders for the purchase and sale of the Funds' securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. For purposes of the remainder of this section, "Portfolio Transactions and Brokerage Allocation," discussion of Northstar includes the Subadviser, but only with respect to Special Fund and Growth + Value Fund. It is the practice of Northstar to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Northstar, the rate is deemed by Northstar to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value and payment of such commissions is authorized by Northstar after the transaction has been consummated. If Northstar more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Northstar believes that each Fund benefits with a securities industry comprised of many and diverse firms and that the longterm interest of shareholders of the Funds is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Northstar, better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the outside research provides Northstar with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Northstar and is available for the benefit of other accounts advised by Northstar and its affiliates; and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value, and, in the opinion of Northstar, it does not reduce the Adviser's expenses by a determinable amount. The extent to which Northstar makes use of statistical, research and other services furnished by brokers is considered by Northstar in the allocation of brokerage business, but there is no formula by which such business is allocated. Northstar does so in accordance with its judgment of the best interests of the Funds and their shareholders.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Northstar generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

     Each Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Funds. By allocating transactions in this manner, Northstar is able to supplement its research and analysis with the views and information of other securities firms. During the fiscal years ended October 31, 1996 and December 31, 1996, respectively, each of the Funds listed below paid the total brokerage commissions indicated below, including, in the case of the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income, and High Yield Funds, commissions to Advest, Inc. ("Advest"), an affiliate of the Funds' former investment adviser.

           BROKERAGE COMMISSIONS PAID DURING MOST RECENT FISCAL YEARS

                                                                                            OCTOBER 31,
                                                                                                1996          1995
Income and Growth Fund...................................................................     $507,638      $249,474
High Total Return Fund...................................................................     $ 11,433      $      0


                                                                                            DECEMBER 31,
                                                                                                1996           1995

Special Fund.............................................................................     $479,135       $ 87,375
Growth Fund..............................................................................     $124,024       $241,864
Balance Sheet Opportunities Fund.........................................................     $ 90,283       $ 88,151
Government Securities Fund...............................................................     $  1,049       $      0
Strategic Income Fund....................................................................     $      0       $    552
High Yield Fund..........................................................................     $ 16,591       $ 12,763


     A change in securities held in the portfolio of a Fund is known as "Portfolio Turnover" and may involve the payment by a Fund of dealer markups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. Each Fund cannot accurately predict its portfolio turnover rate, but Northstar anticipates that each Fund's rate will not exceed 100% under normal market conditions. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A Fund's portfolio turnover rate may be higher than that described above if a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders. The ability of a Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Code, including a requirement that less than 30% of the Fund's annual gross income be derived from gains on the sale of securities and certain other assets held for less than three months.

          SERVICES OF NORTHSTAR, THE SUBADVISERS AND THE ADMINISTRATOR

     Pursuant to an Investment Advisory Agreement with each Fund, Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, Northstar, subject to the authority of the Trustees of the Funds, and subject to delegation of certain responsibilities to Navellier Fund Management, Inc. as the subadviser for the Special Fund and the Growth + Value Fund and Wilson/Bennett Capital Management, Inc. as the subadviser for the Income and Growth Fund, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of each Fund's portfolio.

     Northstar is an indirect, majority-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Combined minority interests in Northstar held by members of senior management of ReliaStar currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company ("ReliaStar Life") and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services. The address of Northstar is Two Pickwick Plaza, Greenwich, Connecticut 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

     Northstar charges a fee under each advisory agreement to Government Securities Fund, High Yield Fund, Balance Sheet Opportunities Fund, Strategic Income Fund, Growth Fund, Special Fund and Growth + Value Fund at an annual rate, after voluntary waivers or expense reimbursements, of 0.45%, 0.45%, 0.65%, 0.65%, 0.75%, 0.75% and 1.00% of such Fund's average daily net assets, respectively. This fee is accrued daily and payable monthly.

     Northstar charges a fee to the Income and Growth Fund and High Total Return Fund at the annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets of each Fund, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets; 0.60% on the next $250,000,000 of such assets, and 0.55% on the remaining aggregate daily net assets of each Fund in excess of $1 billion.

     Northstar has agreed that if, in any fiscal year, the aggregate expenses of a Fund, exclusive of taxes, distribution fees, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, Northstar will refund on a proportionate basis to the Fund whose expenses exceeded such limitation the excess over such amount up to the total fee received by Northstar. Currently, the most restrictive of such limitations would require Northstar to reimburse such a Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of the average net assets, 2.0% of the next $70,000,000 of the average net assets and 1.5% of any amount of the average net assets in excess of $100,000,000.

     The Investment Advisory Agreement for the Income and Growth Fund and High Total Return Fund was originally approved by the Trustees of the Northstar Trust on October 23, 1993, and by the sole Shareholder of the Northstar Income and Growth Fund, and High Total Return Fund on November 8, 1993. The Investment Advisory Agreement continued in effect for a period of two years and was renewed by the Trustees for one year on October 31, 1995. It will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of each Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of each Fund as defined in the 1940 Act.

     The Investment Advisory Agreement for the Growth + Value Fund was approved by the Trustees on July 31, 1996. The Investment Advisory Agreement will continue in effect for a period of two years and annually thereafter if specifically approved annually by (a) the Trustees, acting separately on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

     Each Investment Advisory Agreement for the remaining Funds was approved by the Trustees of the affected Fund on March 1, 1995 and by the shareholders of such Fund on June 2, 1995. Each such Investment Advisory Agreement will continue in effect until June 2, 1997, and thereafter, will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the particular Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of such Fund as defined in the 1940 Act.

     A Fund's Investment Advisory Agreement may be terminated as to any class, without penalty and at any time, by a similar vote upon not more than 60 days' nor less than 30 days' written notice by Northstar, the Trustees, or a majority of the outstanding voting securities of such class of such Fund as defined in the 1940 Act.
Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

     Pursuant to separate Subadvisory Agreements between Northstar and Navellier Fund Management, Inc., dated February 1, 1996, and July 31, 1996, Navellier acts as subadviser to Special Fund and Growth + Value Fund, respectively. In this capacity, Navellier Fund Management, Inc., subject to the supervision and control of Northstar and the Trustees of such Funds, will manage the Funds' portfolio investments, consistently with their investment objective, and will execute any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Subadvisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay the Subadviser at the annual rate of 0.48% and 0.64% of the average daily net assets of Special Fund and Growth + Value Fund, respectively. The Subadviser is wholly-owned and controlled by its sole stockholder, Louis G. Navellier. The Subadviser's address is: 1 East Liberty, Third Floor, Reno, Nevada, 89501. The Subadvisory Agreement for Special Fund was approved by the Trustees of the Fund on December 1, 1995, and by vote of the Shareholders of the Fund on January 30, 1996. The Subadvisory Agreement for Growth + Value Fund was approved by the Trustees of the Fund on July 31, 1996. Each Subadvisory Agreement may be terminated without payment of any penalty by Northstar, Navellier, the Trustees of such Fund, or the shareholders of such Fund on not more than 60 days' and not less than 30 days' prior written notice. Otherwise, each Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the applicable Fund, or the vote of a majority of the outstanding voting securities of such Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of such Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Wilson/Bennett Capital Management, Inc. ("Wilson/Bennett"), serves as subadviser with respect to the common stock portion of the Income and Growth Fund pursuant to a Subadvisory Agreement dated July 31, 1996 between Northstar and Wilson/Bennett. Northstar will make all determinations as to the allocation of the Fund's assets, will direct all trades and will manage the portion of the Fund's assets in convertible and fixed income securities. Wilson/Bennett's principal address is Suite 250, 8260 Greensboro Drive, McLean, Virginia 22102. Wilson/Bennett currently manages approximately $111 million of assets for individuals, pension plans and corporations. For its services, Wilson/Bennett will receive from Northstar, not the Funds, a monthly fee at an annual rate equal to 0.20% of the first $125 million of average daily net assets of the Fund managed by Wilson/Bennett, 0.25% of the next $125 million, and 0.30% for assets in excess of $250 million. The Subadvisory Agreement for Income and Growth Fund was approved by the Trustees of the Fund on April 25, 1996 , and by vote of the shareholders of the Fund on July 15, 1996. The Subadvisory Agreement may be terminated without payment of any penalty by Northstar, Wilson/Bennett, the Trustees of the Fund, or the shareholders of the Fund on not more than 60 days' and not less than 30 days' prior written notice. Otherwise, the Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Northstar Administrators Corporation serves as administrator for the Funds, pursuant to an Administrative Services Agreement with each Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by Northstar under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of Northstar. The address of the Administrator is: Two Pickwick Plaza, Greenwich, Connecticut 06830.

     The Administrative Services Agreement was approved by the Trustees of the Trust on behalf of the Income and Growth Fund and High Total Return Fund on October 23, 1993, and continued in effect for a period of two years. The Agreement was renewed by the Trustees for one year on October 31, 1995 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees of the Trust. The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of .10% of each Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in a Fund for providing certain shareholder services and assisting brokerdealer shareholder accounts.

     Each Administrative Services Agreement for the remaining Funds was approved by the Trustees of the particular Fund on March 1, 1995. The Agreements provide that until June 2, 1997, the Administrator will not receive any compensation under such agreements and thereafter shall receive such compensation as the Board of Trustees of the Funds may determine. The Agreements will continue in effect until June 2, 1997, and from year to year thereafter, provided such continuance is approved annually by a majority of the Disinterested Trustees of the affected Fund.


     During the fiscal years ended October 31, 1996 and 1995, the Funds listed below paid Northstar and the Administrator the following investment advisory and administrative fees, respectively:


                  TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID
                      DURING FISCAL YEAR ENDED OCTOBER 31,

                                                                       1996            1996           1995           1995
                                                                   ADVISORY FEES    ADMIN. FEE    ADVISORY FEE    ADMIN. FEE
Income and Growth...............................................    $ 1,548,967      $206,529       $1,158,432     $154,457
High Total Return Fund..........................................      2,639,662       359,978          941,310      125,508

     Prior to June 5, 1995, the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds were managed by Boston Security Counselors, Inc. ("BSC") and did not utilize the services of an administrator. During the fiscal years ended December 31, 1996, 1995, 1994 and 1993, the Funds listed below paid Northstar or BSC the following investment advisory fees:

                            TOTAL ADVISORY FEES PAID
                     DURING FISCAL YEAR ENDED DECEMBER 31,

                                                                         1996         1995        1994       1993

Special Fund (3)....................................................... 1,146,789    287,311(2)  268,139    145,178
Growth Fund (3)........................................................   575,383    593,282     604,576    517,203
Balance Sheet Opportunities Fund (3)...................................   464,088    477,095     519,729    447,631
Government Securities Fund (1)(3)......................................   923,929    678,996     747,846    767,370
Strategic Income Fund (3)..............................................   532,941    252,201      57,726          0
High Yield.............................................................   941,594    683,323     622,761    432,063


(1) Net of waiver of investment advisory fees of $284,286, $301,776, $332,370 and $341,054 for the years ended December 31, 1996, 1995, 1994 and 1993, respectively.

(2) Does not reflect expense reimbursement of $733.

(3) Does not reflect expense reimbursement of $20,615 for the Special Fund, $34,126 for the Growth Fund, $41,925 for the Balance Sheet Opportunities Fund, $15,175 for the Government Securities Fund, and $65,578 for the Strategic Income Fund for the year ended December 31, 1996 and $57,336 for the Strategic Income Fund for the year ended December 31, 1995.

                                NET ASSET VALUE

     For each Fund in the Northstar Trust, equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. For the Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, portfolio securities, options and futures contracts and options thereon that are traded on national exchanges or in the NASDAQ System are valued at the last sale or settlement price on the exchange or market where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange or market. Securities and options that are traded in the otc market (other than on the NASDAQ System) are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Securities (including OTC options) for which market quotations are not readily available (which may constitute a major portion of the High Yield Fund's portfolio) and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

     The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of a Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B, Class C and Class T shares of each Fund will generally be lower than that of the Class A or Class I shares because of the higher classspecific expenses borne by each of the Class B, Class C and Class T shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for each Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.

                           PURCHASES AND REDEMPTIONS

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a frontend or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Funds or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 50 eligible employees and (e) service providers of (i) Northstar or any of its affiliated companies or (ii) the Funds or any Northstar affiliated investment company. Class A shares of the Funds may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and PROVIDED the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of a Northstar Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Funds is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

     REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

     REDEMPTIONS. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the sec, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the sec for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     The contingent deferred sales load will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAS") or other qualified retirement plans in connection with a lumpsum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A)(iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a taxfree return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of agi registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

     EXCHANGES. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

     CONVERSION FEATURE. Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund. Class T Shares convert to Class A shares at the end of the month that is the later of (i) eight years after the Class T Shares were purchased or (ii) June 2, 1998.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(ii) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets, including securities, held for less than three months (the "30% Limitation"); and (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, each Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

     Hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to a Fund, defer losses to a Fund, and affect the character of gains (or losses) realized by a Fund. Hedging transactions may increase the amount of short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to shareholders. A Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The 30% limitation may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     A Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which he Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

     Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

     Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

     If a Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds.

     The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company, such as the Special Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement, the 30% Limitation and the asset diversification requirements that, as described above, each Fund must satisfy to qualify as a regulated investment company under the Code. These requirements may limit the extent to which the Special Fund may invest in limited partnerships, especially in the case of limited partnerships that do not primarily invest in a diversified portfolio of stocks and securities.

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

     Distributions by a Fund reduce the net asset value of that particular Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with a Fund, (ii) those about whom notification has been received (either by the shareholder or by a Fund) from the IRS that they are subject to backup withholding or (iii) those who, to a Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by a Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "Dividends and Distributions Reinvestment Options" section of the Funds' current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of a designated Fund at net asset value; or (b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, each Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. Each Fund has received from the IRS, rulings to the effect that
(i) the implementation of the multiple class purchase arrangement will not result in a Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                     UNDERWRITER AND DISTRIBUTION SERVICES

     Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for each Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

     The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Trustees of such Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of a Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Each Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit each Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of each Fund.

     Pursuant to the Plan for Class A shares, each Fund may compensate the Underwriter up to 0.30% of average daily net assets of such Fund's Class A shares. Under the Plans for Class B and Class C shares, each Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of such Fund. Pursuant to the Plan for Class T shares, each Fund compensates the Underwriter in an amount equal to 0.95% (in the case of Special Fund, Growth Fund, and Strategic Income Fund), 0.75% (in the case of Balance Sheet Opportunities Fund) and 0.65% (in the case of Government Securities Fund and High Yield Fund) of annual average daily net assets of such Fund's Class T shares. However, each of the Class T Plans provides for compensation of up to 1.00% of annual average daily net assets. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds. With respect to each Class T Plan, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest as compensation for its prior distribution related and current shareholder servicing related activities in connection with the Class T Shares.

     A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to each Fund's shareholders; or services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     The Plans are designed to be compensation plans and therefore amounts spent by the distributor in excess of plan limits are not carried over from year to year for reimbursement. The Plans do, however, contemplate that amounts paid to the distributor may compensate it for past distribution efforts without regard to any particular time period.

     If the Plans are terminated in accordance with their terms, the obligations of a Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, a Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class of shares of the affected Fund to which the Plan relates.


    During their fiscal year-ended October 31, 1996, each class of shares of the Funds listed below paid the following 12b-1 distribution and service fees pursuant to the Plan of Distribution for each class:


                                                            CLASS A     CLASS B      CLASS C
Income and Growth Fund...................................  $  242,908    $  671,688    $583,906
High Total Return Fund...................................  $  382,173    $2,028,953    $296,918

     For the year ended October 31, 1996, expenses incurred by the Distributor for distribution related activities with respect to each class of shares of each Fund listed below were as follows:

                                                                  INCOME AND GROWTH
                                                          CLASS A      CLASS B      CLASS C

Salaries/Overrides.....................................   $222,594    $   29,916    $ 15,032
Commissions Paid.......................................   $      0    $  626,730    $ 83,415
Marketing, RMM & Convention Expense....................   $210,884    $   39,999    $ 24,168
Total..................................................   $433,478    $  696,645    $122,615

                                                                HIGH TOTAL RETURN FUND
                                                          CLASS A      CLASS B      CLASS C

EXPENSE
Salaries/Overrides.....................................   $580,131    $   605,403    $110,500
Commissions Paid.......................................   $      0    $10,186,696    $447,621
Marketing, RMM & Convention Expense....................   $335,210    $   121,049    $ 12,601
Total..................................................   $915,341    $10,913,148    $570,722

     For the following Funds' fiscal year ended October 31, 1996, the Distributor received the following amounts in sales charges, after reallowance to Dealers:

                                                                   UNDERWRITING FEES
                                                            CLASS A     CLASS B     CLASS C
Income and Growth Fund...................................   $ 25,657    $216,133    $ 4,049
High Total Return Fund...................................   $553,006    $466,013    $22,368

     During their fiscal year ended December 31, 1996, each class of shares of the Funds listed below, paid the following 12b-1 distribution and service fees pursuant to the Distribution Plan for each class:


                                                   CLASS A    CLASS B     CLASS C    CLASS T

Special Fund....................................   $108,927   $630,676    $189,225   $328,758
Growth Fund.....................................   $  4,665   $ 33,508    $  2,365   $679,967
Balance Sheet Fund..............................   $  3,058   $ 30,311    $  3,219   $502,693
Government Securities...........................   $ 31,014   $ 59,149    $  8,032   $813,064
Strategic Income Fund...........................   $ 68,706   $273,868    $ 32,011   $270,759
High Yield Fund.................................   $ 32,630   $575,358    $ 98,509   $851,368


     During the fiscal year ended December 31, 1996, expenses incurred by the Distributor (or Advest with respect to Class T Shares prior to June 2, 1995) for certain distribution related activities with respect to each class of shares of the Funds listed below were as follows:

                                                                  SPECIAL FUND
                                                    CLASS A    CLASS B    CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $202,492   $  321,375  $103,940  $0
Commissions Paid.................................   $      0   $5,309,686  $425,317  $0
Marketing/Convention/rmm Expense.................   $110,034   $   41,232  $  9,294  $0
Total............................................   $312,526   $5,672,293  $538,551  $0


                                                                    GROWTH FUND
                                                     CLASS A    CLASS B    CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $ 5,428    $  5,267    $  626    $0
Commissions Paid.................................   $     0    $ 94,654    $2,353    $0
Marketing/Convention/rmm Expense.................   $ 5,167    $  2,182    $  118    $0
Total............................................   $10,595    $102,103    $3,097    $0


                                                         BALANCE SHEET OPPORTUNITIES FUND
                                                     CLASS A    CLASS B    CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $3,605     $ 4,924     $  334    $0
Commissions Paid.................................   $    0     $86,309     $1,246    $0
Marketing/Convention/rmm Expense.................   $2,855     $ 1,954     $  153    $0
Total............................................   $6,460     $93,187     $1,733    $0



                                                           GOVERNMENT SECURITIES FUND
                                                   CLASS A    CLASS B     CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $31,119    $ 16,558    $ 2,853   $0
Commissions Paid.................................   $     0    $284,212    $11,411   $0
Marketing/Convention/rmm Expense.................   $30,446    $  3,859    $   378   $0
Total............................................   $61,565    $304,629    $14,642   $0


                                                            STRATEGIC INCOME FUND
                                                 CLASS A     CLASS B     CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $ 67,162   $ 27,186    $ 6,101   $0
Commissions Paid.................................   $      0   $513,641    $27,670   $0
Marketing/Convention/rmm Expense.................   $ 61,783   $ 17,684    $ 1,520   $0
Total............................................   $128,945   $ 55,854    $35,291   $0


                                                               HIGH YIELD FUND
                                                 CLASS A     CLASS B      CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $43,187    $  124,358  $ 27,973  $0
Commissions Paid.................................   $     0    $2,165,191  $120,421  $0
Marketing/Convention/RMM Expense.................   $30,923    $   37,394  $  4,709  $0
Total............................................   $74,110    $2,326,943  $ 44,724  $0


     For the following Funds' fiscal year ended December 31, 1996, the Distributor (or Advest) received the following amounts in sales charges, after reallowance to Dealers:

                                                   CLASS A     CLASS B    CLASS C    CLASS T

Special Fund....................................   $381,499    $152,531   $39,451   $228,166
Growth Fund.....................................   $ 35,903    $  7,731   $    29   $ 95,746
Balance Sheet Fund..............................   $  2,436    $  6,780   $   406   $ 65,812
Government Securities...........................   $ 13,924    $ 19,375   $   955   $198,611
Strategic Income................................   $ 97,212    $105,239   $ 2,944   $ 77,316
High Yield Fund.................................   $ 40,461    $141,189   $ 9,752   $234,689


                             TRUSTEES AND OFFICERS

     The Trustees and principal Officers of each Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

     ROBERT B. GOODE, JR., Trustee. Age: 66. Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

     PAUL S. DOHERTY, Trustee. Age: 62. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

     DAVID W. WALLACE, Trustee. Age: 72. Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.

     *MARK L. LIPSON, Trustee and President. Age: 47. Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

     *JOHN G. TURNER, Trustee. Age: 57. Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and Northwestern NationalLife Insurance Co. and Chairman of other ReliaStar Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

     ALAN L. GOSULE, Trustee. Age: 55. Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Co., Inc.

     DAVID W.C. PUTNAM, Trustee. Age: 67. President, Clerk and Director of F.L. Putnam Securities Company, Incorporated, F.L. Putnam Investment Management Company, Incorporated, Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

*Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

     JOHN R. SMITH, Trustee. Age: 73. From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

     WALTER H. MAY, Trustee. Age: 60. Retired. Former Senior Executive for Piper Jaffrey, Inc.

     THOMAS OLE DIAL, Vice President. Age: 40. Executive Vice President and Chief Investment Officer-Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer-Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Captial Management.


     GEOFFREY WADSWORTH, Vice President. Age: 53. Vice President of Northstar.Former Vice President and Portfolio Manager with National Securities & Research Corporation.

     AGNES MULLADY, Vice President and Treasurer. Age: 38. Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer ofNorthstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

     Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $6,000 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,500 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

     Mone Anathan, III, Dr. Loring E. Hart, Reverend Bartley MacPhaidin and Edward T. Sullivan, each of whom were previously Trustees of the Funds, serve on an Advisory Board. The Advisory Board is expected to provide advice to the Board of Trustees in order to facilitate a smooth management transition regarding the advisory services to be provided by Northstar and to provide such other advise as the Board of Trustees may request from time to time. The Advisory Board will have no authority or control over the Funds. Northstar has agreed to assume all expenses associated with the Advisory Board for three years.

     As of December 31, 1996, all Trustees and executive officers of each Fund as a group owned beneficially or of record less than 1% of the outstanding securities of such Fund. To the knowledge of the Funds, as of December 31, 1996, no shareholder owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below:


(1)     Income and Growth Fund
A
Norwest Bank                                     28% (r)
Minneapolis, Minnesota

B
Merrill Lynch Pierce Fenner & Smith            28.4% (r)
Jacksonville, Florida

(2)     High Total Return Fund
A
Merrill Lynch Pierce Fenner & Smith             9.6% (r)
Jacksonville, Florida

B
Merrill Lynch Pierce Fenner & Smith            35.7% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith              47% (r)
Jacksonville, Florida

(3)     Growth + Value Fund
A
Merrill Lynch Pierce Fenner & Smith            33.5% (r)
Jacksonville, Florida

Norwest Bank                                   47.4% (r)
Minneapolis, MN

C
Merrill Lynch                                  11.8% (r)
Jacksonville, Florida

Bear Stearns Securities                         6.5% (r)
Brooklyn, New York

Mrs. Ruth A. Samuels Trustee                    5.9% (b)
Laguna Hills, California

Merrill Lynch                                  23.2% (r)
Jacksonville, Florida

(4)     Special Fund
A
Merrill Lynch Pierce Fenner & Smith            29.5% (r)
Jacksonville, Florida

B
Merrill Lynch Pierce Fenner & Smith            38.5% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith            64.9% (r)
Jacksonville, Florida

(5)     Growth Fund
A
NWNL Ins Co Retirement Plan Div                26.2% (r)
Lifestyle II Separate Acct 3
Greenwich, Connecticut

NWNL Ins Co Retirement Plan Div                28.7% (r)
Lifestyle I
Greenwich, Connecticut

B
Merrill Lynch Pierce Fenner & Smith             15.8% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith             15.3% (r)
Jacksonville, Florida

Gerald A. Mitchell                              35.7% (b)
Ypsilanti, Michigan

Advest Inc.                                      6.4% (r)
Hartford, Connecticut

(6)     Balance Sheet Opportunities Fund
A
Advest Inc                                       6.2% (r)
Hartford, Connecticut

Margaret M. Standring Trust                      5.6% (b)
Weymouth, Massachusetts

Donaldson Lufkin Jenrette                        6.4% (r)
Jersey City, New Jersey

Mildred J. Clark                                  10% (b)
Palatine, Illinois

Donaldson Lufkin Jenrette                        6.5% (r)
Jersey City, New Jersey

Advest Inc                                       7.3% (r)
Hartford, Connecticut

B
Merrill Lynch Pierce Fenner & Smith              9.3% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith              5.1% (r)
Jacksonville, Florida

Louise H. Fitzgerald                            53.5% (b)
So. Attleboro, Massachusetts

(7)     Government Securities Fund
A
Merrill Lynch Pierce Fenner & Smith                8% (r)
Jacksonville, Florida

Donaldson Lufkin Jenrette                       16.4% (r)
Jersey City, New Jersey

Donaldson Lufkin Jenrette                         17% (r)
Jersey City, New Jersey

Donaldson Lufkin Jenrette                       16.9% (r)
Jersey City, New Jersey

Donaldson Lufkin Jenrette                       17.6% (r)
Jersey City, New Jersey

Order of St. Benedict of New Jersey              5.2% (b)
Morristown, New Jersey

Order of St. Benedict of New Jersey              9.8% (b)
Morristown, New Jersey

B
Merrill Lynch Pierce Fenner & Smith              7.4% (r)
Jacksonville, Florida

Advest Inc.                                      5.1% (r)
Hartford, Connecticut

C
Merrill Lynch Pierce Fenner & Smith               96% (r)
Jacksonville, Florida

(8)     Strategic Income Fund
A
Norwest Bank                                    29.8% (r)
Minneapolis, Minnesota

NWNL Ins Co Retirement Plan Div.                 5.5% (r)
Lifestyle III Separate Acct 3
Greenwich, Connecticut

NWNL Ins Co Retirement Plan Div                  6.9% (r)
Lifestyle II Separate Acct 3
Greenwich, Connecticut

B
Merrill Lynch Pierce Fenner & Smith             31.6% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith             33.2% (r)
Jacksonville, Florida

(9)     High Yield Fund
A
Merrill Lynch Pierce Fenner & Smith               15% (r)
Jacksonville, Florida

B
Merrill Lynch Pierce Fenner & Smith             40.3% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith             58.5% (r)
Jacksonville, Florida


                               COMPENSATION TABLE

                         PERIOD ENDED DECEMBER 31, 1996


                                                                  PENSION BENEFITS     ESTIMATED ANNUAL     TOTAL COMPENSATION
                                            COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON       FROM ALL FUNDS IN
                                                  FUND             FUND EXPENSES          RETIREMENT       NORTHSTAR COMPLEX(B)

Robert B. Goode, Jr......................          (a)13,000              0                    0              13,500
Paul S. Doherty..........................          (a)14,000              0                    0              14,500
David W. Wallace.........................          (a)14,000              0                    0              14,500
Mark L. Lipson...........................          (a)  0                 0                    0              --
John G. Turner...........................          (a)  0                 0                    0              --
Alan L. Gosule...........................          (a)14,000              0                    0              14,500
David W.C. Putnam........................          (a)10,000              0                    0              10,000
John R. Smith............................          (a)14,000              0                    0              14,500
Walter H. May............................          (a)13,000              0                    0              13,500


(a) See table below for Fund specific compensation.

(b) Compensation paid by the Northstar Trust funds, the Northstar Variable Trust funds and the remaining six funds, Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, formerly advised by BSC.

                                INDIVIDUAL FUND
                        FISCAL YEAR COMPENSATION TABLES

                                        INCOME AND GROWTH    HIGH TOTAL RETURN    GROWTH + VALUE   SPECIAL(C)    GROWTH(C)

Robert B. Goode, Jr..................         2,063                1,563              0             1,563        1,563
Paul S. Doherty......................         2,313                1,813              0             1,646        1,646
David W. Wallace.....................         2,313                1,813              0             1,646        1,646
Mark L. Lipson.......................             0                    0              0                0            0
John G. Turner.......................             0                    0              0                0            0
Alan L. Gosule.......................          2,313                1,813             0             1,646        1,646
David W.C. Putnam....................          2,063                1,563             0             1,188        1,188
John R. Smith........................          2,312                2,312             0             1,646        1,646
Walter H. May.......................           2,000                1,500             0             1,583        1,583



                                                         BALANCE SHEET       GOVERNMENT
                                                        OPPORTUNITIES(C)    SECURITIES(C)    STRATEGIC INCOME(C)    HIGH YIELD(C)

Robert B. Goode, Jr..................................        1,563               1,563              1,563                  1,563
Paul S. Doherty......................................        1,646               1,646              1,646                  1,646
David W. Wallace.....................................        1,646               1,646              1,646                  1,646
Mark L. Lipson.......................................           --                  --                 --                     --
John G. Turner.......................................           --                  --                 --                     --
Alan L. Gosule.......................................        1,646               1,646              1,646                  1,646
David W.C. Putnam....................................        1,188               1,188              1,188                  1,188
John R. Smith........................................        1,646               1,646              1,646                  1,646
Walter H. May........................................        1,583               1,583              1,583                  1,583


(c) Prior to June 2, 1995 the Trustees who were not interested persons, other than David Putnam, were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for outofpocket expenses. Mr. Putnam, former Chairman of these Funds, received a fee of $30,000 per annum.


                          OTHER INFORMATION

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Northstar Trust and each of the remaining Northstar Funds. Coopers & Lybrand L.L.P. audits the Funds' annual financial statements and expresses an opinion thereon.



CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Funds and the NorthStar Trust.

TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with each Fund, First Data (the "Transfer Agent") acts as the Transfer Agent for each Fund. Pursuant to a Sub-Transfer Agency Agreement between Advest Transfer Services, Inc. ("ATS") and First Data, ats serves as the subtransfer agent for the Funds offering Class T shares, and, prior to June 5, 1995, ats acted as transfer agent to these Funds.

REPORTS TO SHAREHOLDERS. The fiscal year of the Northstar Trust ends on October
31. The fiscal year of each other Fund ends on December 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

ORGANIZATIONAL AND RELATED INFORMATION. Special Fund (formerly The Advantage Special Fund) was organized in 1986; Growth Fund (formerly The Advantage Growth
Fund) was organized in 1986; Balance Sheet Opportunities Fund (formerly The Advantage Income Fund) was organized in 1986; Government Securities Fund (formerly The Advantage Government Securities Fund) was organized in 1986; Strategic Income Fund (formerly The Advantage Strategic Income Fund) was organized in 1994; and

High Yield Fund (formerly The Advantage High Yield Bond
Fund) was organized 1989. Northstar Trust (formerly Northstar Advantage Trust), and two of its series Income and Growth Fund (formerly Northstar Advantage Income and Growth Fund) and High Total Return Fund (formerly Northstar Advantage High Total Return Fund), was organized in 1993. Northstar Growth + Value Fund was organized in 1996.


     The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for each Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of a Fund solely by reason of being or having been a shareholder of a Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

                            PERFORMANCE INFORMATION

     Performance information for the Funds may be compared in reports and promotional literature to (1) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare each Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of cd performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

     In addition, the Funds may, from time to time, include various measures of a Fund's performance, including the current yield, the taxequivalent yield and the average annual total return of shares of the Funds in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect a Fund's volatility risk.

     AVERAGE ANNUAL TOTAL RETURN. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

                         P(1+T) to the power of n = ERV

     Where:

     P = a hypothetical initial payment of $1,000

     T = the average annual total return

     n = the number of years, and

     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

     All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class
B, Class C and Class T shares), and assume that all dividends and distributions are reinvested when paid.

     YIELD. Quotations of yield for a specific class of shares of a Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                   Yield = 2[(a-b + 1) to the power of 6 -1]
                                       cd

     Where:

     a = dividends and interest earned during the period attributable to a specific class of shares

     b = expenses accrued for the period attributable to that class (net of reimbursements)

     c = the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period

          The maximum offering price includes a maximum contingent deferred sales load of 4%, in the case of Class T shares, 5% for Class B shares, and 1%, for Class C shares.

          All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Funds' distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.

          The yield for Class A, B, C and T shares of the Special Fund, Growth Fund, Balance Sheet Opportunities Fund, Government Securities Fund, Strategic Income Fund, and High Yield Fund for the month ended December 31, 1996, and the yield for Class A, B and C of the Income and Growth Fund and High Total Return Fund for the month ended October 31, 1996 was as follows:

                                        YIELD


     FUND                                                                          CLASS A    CLASS B    CLASS C    CLASS T

     Special Fund...............................................................    0.04%      -0.70%     -0.76%     -0.51%
     Growth Fund................................................................   -0.14%      -0.69%     -0.49%     -0.31%
     Balance Sheet Opportunities Fund...........................................    5.61%       5.01%      5.07%      5.57%
     Government Securities Fund.................................................    6.55%       6.24%      6.43%      6.80%
     Strategic Income Fund......................................................    6.28%       5.88%      5.71%      6.08%
     High Yield Fund............................................................    7.98%       7.66%      7.64%      8.20%

     Income and Growth..........................................................     2.63%      2.04%      2.10%       N/A
     High Total Return Fund.....................................................     9.56%      9.28%      9.32%       N/A

          NON-STANDARDIZED RETURN. In addition to the performance information described above, the Funds may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

          The following tables summarize the calculation of Standardized and Non-Standardized Return for Class A, Class B and Class C shares of each Fund in the Northstar Trust and for Class A, Class B, Class C and Class T shares of the other Funds for the periods indicated.

         NORTHSTAR TRUST. The following table summarizes the calculation of Total Return for the periods indicated through October 31, 1996, assuming the contingent deferred sales load HAS been assessed:

                                                                                      SINCE
                                                                           ONE YEAR    INCEPTION*
     INCOME AND GROWTH FUND
     Class A.........................................................      9.08%        8.04%
     Class B.........................................................      8.60%        6.52%
     Class C.........................................................     12.68%        8.90%

     HIGH TOTAL RETURN FUND
     Class A.........................................................      12.62%        7.25%
     Class B.........................................................      12.32%        5.75%
     Class C.........................................................      16.28%        7.82%

          The following table summarizes the calculation of Total Return for the periods indicated through October 31, 1996, assuming the contingent deferred sales load HAS NOT been assessed:

                                                                                      SINCE
                                                                        ONE YEAR    INCEPTION*
     INCOME AND GROWTH FUND
     Class A.........................................................     14.48%       9.82%
     Class B.........................................................     13.60%       7.49%
     Class C.........................................................     13.68%       8.90%

     HIGH TOTAL RETURN FUND
     Class A.........................................................     18.14%       9.02%
     Class B.........................................................     17.32%       6.65%
     Class C.........................................................     17.28%       7.82%

     *The inception date for Class A, Class B and Class C shares of Income and
      Growth Fund and High Total Return Fund is November 8, 1993, February 9, 1994 and March 21, 1994, respectively.

          THE REMAINING FUNDS. The following table summarizes the calculation of Total Return for Class T shares of the remaining Funds for the periods indicated through December 31, 1996, assuming the maximum sales charge HAS been assessed:

                                                                                                  SINCE
                                                             ONE YEAR    FIVE YEARS  TEN YEARS  INCEPTION*

     Special Fund.........................................    13.47%        11.36%      12.38%    10.13%
     Growth Fund..........................................    15.90%        10.43%      12.05%    11.86%
     Balance Sheet Fund...................................     6.42%         9.98%       9.52%     9.71%
     Government Securities Fund...........................    -3.44%         7.66%       7.04%     7.23%
     Strategic Income Fund................................     6.39%          N/A         N/A     10.04%
     High Yield Fund......................................    10.49%        14.07%        N/A     10.97%


          The following table summarizes the calculation of Total Return for Class T shares of the remaining Funds for the periods indicated through December 31, 1996, assuming the maximum sales charge HAS NOT been assessed:

                                                                                                 SINCE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS INCEPTION*


     Special Fund.........................................     17.47%       11.36%   12.38%       10.13%
     Growth Fund..........................................     19.90%       10.43%   12.05%       11.86%
     Balance Sheet Fund...................................     10.18%        9.98%    9.52%        9.71%
     Government Securities Fund...........................      0.32%        7.66%    7.04%        7.23%
     Strategic Income Fund................................     10.39%        N/A       N/A        10.73%
     High Yield Fund......................................     14.49%       14.07%     N/A        10.97%


     *The inception date for Class T shares of Special, Growth, Balance Sheet
      Opportunities and Government Securities Funds was February 1, 1986. The inception date for Class T shares of the High Yield Fund was July 5, 1989. The inception date for Class T shares of the Strategic Income Fund was July 1, 1994.

      The following table summarizes the calculation of Total
      Return for Class A, Class B and Class C shares of the remaining Funds for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1996, assuming the maximum sales charge HAS been assessed:

                                                           Since
                                                 1 Year   Inception
     Fund

     Special
                                 Class A         12.57%     15.90%
                                 Class B         12.37%     16.46%
                                 Class C         16.37%     18.76%
     Growth
                                 Class A         14.85%     16.94%
                                 Class B         14.74%     17.62%
                                 Class C         18.74%     19.85%
     Balance Sheet
                                 Class A          5.25%     11.00%
                                 Class B          5.07%     11.56%
                                 Class C          8.78%     13.66%
     Government
                                 Class A         -4.19%      3.55%
                                 Class B         -4.86%      3.55%
                                 Class C         -1.15%      5.98%
     Strategic Income
                                 Class A          5.60%      7.45%
                                 Class B          5.18%      7.61%
                                 Class C          9.11%      9.93%
     High Yield
                                 Class A          9.25%      8.55%
                                 Class B          8.93%      8.81%
                                 Class C         12.93%     11.21%


          The following table summarizes the calculation of Total Return for Class A, Class B and Class C shares of the remaining Funds for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1996, assuming the maximum sales charge HAS NOT been assessed:


                                                           Since
                                                 1 Year   Inception
     Fund

     Special
                                 Class A         18.16%     19.54%
                                 Class B         17.37%     18.76%
                                 Class C         17.37%     18.76%
     Growth
                                 Class A         20.54%     20.61%
                                 Class B         19.74%     19.91%
                                 Class C         19.74%     19.85%
     Balance Sheet
                                 Class A         10.54%     14.50%
                                 Class B          9.76%     13.73%
                                 Class C          9.72%     13.66%
     Government
                                 Class A          0.57%      6.77%
                                 Class B         -0.15%      6.01%
                                 Class C         -0.21%      5.98%
     Strategic Income
                                 Class A         10.88%     10.80%
                                 Class B         10.18%     10.02%
                                 Class C         10.11%      9.93%
     High Yield
                                 Class A         14.74%     11.91%
                                 Class B         13.93%     11.21%
                                 Class C         13.93%     11.21%


          A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. Each Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

          Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about a Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES, FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANIES SERVICES, AND WORKING WOMAN.

          When comparing yield, total return and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

          The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                                FINANCIAL STATEMENTS

          The Northstar Trust's audited financial statements dated October 31, 1996 and the report of the independent accountants, Coopers & Lybrand L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Trust for the fiscal year ended October 31, 1996.


          The audited financial statements of Special Fund, Growth Fund, Balance Sheet Opportunities Fund, Government Securities Fund, Strategic Income Fund and High Yield Fund as of and for the fiscal period ended December 31, 1996 and the report of the independent accountants, Coopers & Lybrand L.L.P., with respect to such financial statements are hereby incorporated by reference to the Annual Report to Shareholders of The NorthStar
     Funds for the fiscal year ended December 31, 1996.

                                     PART C
                                OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:
     Included in Part A: Financial Highlights for a share outstanding throughout the period May 6, 1994 (commencement of operations) through December 31, 1995.

     Included in Part B: The Audited Financial Statements as of December 31, 1995 for the fiscal year ended December 31, 1995, and the report of the Independent Accountants, including the following:

                    Statement of Assets and Liabilities
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Portfolio of Investments
                    Notes to Financial Statements

      are incorporated in the Statement of Additional Information for the Trust by reference to the Annual Report to Shareholders for the Trust for the fiscal year ended December 31, 1995.

(b)       EXHIBITS  - NORTHSTAR/NWNL TRUST

          (1)       Declaration of Trust*
          (2)       By-Laws*
          (3)(4)         N/A
          (5)(a)    Investment Advisory Agreement*
          (5)(b)    Form of Subadvisory Agreement
          (6)       N/A
          (8)       Custody Agreement*
          (9)       Administrative Services Agreement*
          (10)      Opinion of Counsel*
          (11)      Consent of Independent Public Accountants*
          (12)      Annual Report to Shareholders*
          (13)      N/A
          (14)      N/A
          (15)      N/A
          (16)      Performance Information*
          (17)      Powers of Attorney
          (18)      N/A

----------------------------

ITEM  25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Northwestern National Life Insurance Company and Northern Life Insurance Company, and ReliaStar Bankers Security Life Insurance Co., which are affiliated through a common parent company, ReliaStar Financial Corp., on behalf of their respective separate accounts, together own a majority of the outstanding shares of the Trust. These insurance companies will vote shares of the Trust in accordance with instructions of contract owners having interests in these separate accounts.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

As of December 31, 1995, the Trust had three security holders.

ITEM 27.  INDEMNIFICATION

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

     (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

     (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

     (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)  by the court or other body approving the settlement or other disposition;
     or

(B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF  INVESTMENT ADVISER

See "Management of the Funds" in the Prospectus and Services of the Adviser and Administrator" Services of the Subadviser, and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 31, 1993.

                    POSITION WITH       OTHER SUBSTANTIAL
                    INVESTMENT          BUSINESS, PROFESSION
NAME                ADVISER             VOCATION OR EMPLOYMENT
----                -------             ----------------------
----                -------             ----------------------
JOHN TURNER         DIRECTOR            CHAIRMAN AND CEO,
                                        RELIASTAR FINANCIAL CORP. AND
                                        NORTHWESTERN NATIONAL LIFE INS. CO.

JOHN FLITTIE        DIRECTOR            PRESIDENT AND COO, RELIASTAR FINANCIAL
                                        CORP. AND NORTHWESTERN NATIONAL LIFE
                                        INS. CO.

MARK L. LIPSON      CHAIRMAN/CEO        DIRECTOR AND OFFICER OF NORTHSTAR
                    DIRECTOR            DISTRIBUTORS, INC., NORTHSTAR
                                        ADMINISTRATORS CORP. AND NWNL NORTHSTAR,
                                        INC.

THOMAS OLE DIAL     EXECUTIVE VICE      VICE PRESIDENT, NORTHSTAR AFFILIATED
                    PRESIDENT - CHIEF   INVESTMENT COMPANIES, AND PRINCIPAL, TD
                    INVESTMENT OFFICER  ASSOCIATES INC.
                    FIXED INCOME

PRESCOTT CROCKER    VICE PRESIDENT/     VICE PRESIDENT, NORTHSTAR AFFILIATED
                    MANAGING DIRECTOR   INVESTMENT COS. FORMER VICE PRESIDENT
                                        AND PORTFOLIO MANAGER FOR BOSTON
                                        SECURITY COUNSELLORS, INC.

MARGARET PATEL      VICE PRESIDENT/     VICE PRESIDENT, NORTHSTAR AFFILIATE
                    MANAGING DIRECTOR   INVESTMENT COS. FORMER VICE PRESIDENT
                                        AND PORTFOLIO MANAGER FOR BOSTON
                                        SECURITY COUNSELLORS, INC.

ROBERT J. ADLER     EXECUTIVE VICE      PRESIDENT, NORTHSTAR DISTRIBUTORS, INC.
                    PRESIDENT, SALES &
                    MARKETING

AGNES MULLADY       SR. VICE PRESIDENT  VICE PRESIDENT & TREASURER OF NORTHSTAR
                    AND CFO             AFFILIATES AND THE NORTHSTAR AFFILIATED
                                        INVESTMENT COS..

ERNEST MYSOGLAND    EXEC.VICE PRESIDENT VICE PRESIDENT - NORTHSTAR AFFILIATED
                    CHIEF INVESTMENT    INVESTMENT COMPANIES.
                    OFFICER - EQUITIES

GEOFFREY WADSWORTH  VICE PRESIDENT/
                    INVESTMENTS AND

Set forth below is a list of each officer and director of the subadviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 31, 1993.


Name and
Principal
Business Address      Principal Occupations During Past Two Years
----------------      --------------------------------------------
Louis Navellier       Principal, Director and President of Navellier Fund
920 Incline Way       Management, Inc. Mr. Navellier is and has been the CEO
Incline Village       and President of Navellier & Associates Incorporated, an
NV 89450              investment management company since 1988, and has been publisher and editor of MPT Review from August 1987 to the present, and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through
                      July 1987. Mr. Navellier is also Trustee, President, and Treasurer of the Navellier Series Fund and CEO, President, Treasurer, and
                      Secretary of Navellier Management Inc., the Investment Adviser to
                      the Navellier Series Fund. Mr. Navellier is also CEO, President,
                      Secretary, and Treasurer of Navellier & Associates, Inc.,
                      Navellier Publications, Inc., MPT Review Inc., and Navellier
                      International Management Inc.

                    PORTFOLIO MANAGER

JEFFREY AURIGEMMA   VICE PRESIDENT -
                    INVESTMENTS

MICHAEL GRAVES      VICE PRESIDENT
                    INVESTMENTS

LISA M. HURLEY      SR. VICE PRESIDENT  VICE PRESIDENT AND SECRETARY OF
                    GENERAL COUNSEL &   NORTHSTAR AFFILIATES AND NORTHSTAR
                    SECRETARY           AFFILIATED INVESTMENT COS.

GERTRUDE PURUS      VICE PRESIDENT      VICE PRESIDENT OF NORTHSTAR AFFILIATES
                    OPERATIONS

STEPHEN VONDRAK     VICE PRESIDENT      FORMER REGIONAL MARKETING
                    SALES & MARKETING   MANAGER, ROGER ENGEMANN
                                        AND ASSOCIATES, 1991- 1994.

MARK SFARRA         VICE PRESIDENT -
                    MARKETING

ITEM 29 . PRINCIPAL UNDERWRITER

There is no principal underwriter for Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Co., located at 225 Franklin Street, Boston, MA 02110-2804 maintains such records as Custodian, Transfer Agent and Fund Accounting Agent, for the Trust and each Series:

     (1)  Receipts and delivery of securities including certificate numbers;
     (2)  Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned.
     (4)  Shareholder Records

All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830.


ITEM 31.  Management Services

Not Applicable

ITEM 32.  Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and the State of Connecticut on the 27th day of February, 1996.


                                   REGISTRANT

                              By:  MARK L. LIPSON
                                  --------------------------------------
                                   Mark L. Lipson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURES                    TITLE                    DATE

     JOHN G. TURNER           Chairman and             February 27, 1996
     John G. Turner*          Trustee


     MARK L. LIPSON           President  and           February  27, 1996
     Mark L. Lipson*          Trustee


     JOHN R. SMITH            Trustee                  February 27, 1996
     John R. Smith*


     PAUL S. DOHERTY          Trustee                  February  27, 1996
     Paul S. Doherty*


     DAVID W. WALLACE         Trustee                  February 27, 1996
     David W. Wallace*


     ROBERT B. GOODE, JR.     Trustee                  February 27, 1996
     Robert B. Goode, Jr.*

     WALTER MAY               Trustee                  February 27, 1996
     Walter May*

     SIGNATURES                    TITLE                    DATE

     ALAN L. GOSULE           Trustee                  February  27, 1996
     Alan L. Gosule*


     DAVID W.C. PUTNAM        Trustee                  February 27, 1996
     David W.C. Putnam*


     AGNES MULLADY            Principal Financial      February 27, 1996
     Agnes Mullady            and Accounting
                               Officer


     By:  LISA HURLEY*
          Lisa Hurley
          Attorney-in-fact


*Executed pursuant to powers of attorney filed herewith.

                                INDEX TO EXHIBITS

     Exhibit No. Under
     Part C of Form N-1A      Name of Exhibit                 Page Number Herein
     -------------------      ---------------                 ------------------

          1                   Form of Declaration of Trust

          2                   Form of By-Laws

          5(a)                Form of Advisory Agreement

          5(b)                Form of Subadvisory Agreement

          8                   Form of Custody Agreement

          9                   Form of Administrative Services
                              Agreement

          10                  Opinion of Counsel

          11                  Consent of Independent Accountants

          12                  Annual Report to Shareholders

          16                  Schedule for Computation of Performance
                              Information

          17                  Powers of Attorney

          27                  Financial Data Schedule (EX-27)